As filed with the Securities and Exchange Commission on December 29, 1999
                                                                File Nos. 33-499
                                                                        811-4417

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             Registration Statement Under the Securities Act of 1933
                         Post-Effective Amendment No. 23
                                       and
         Registration Statement Under the Investment Company Act of 1940
                                Amendment No. 25

                                 --------------

                           CALIFORNIA INVESTMENT TRUST
             (Exact Name of Registrant as Specified in its Charter)

        44 Montgomery Street, Suite 2100, San Francisco, California 94104
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (415) 398-2727

                               STEPHEN C. ROGERS
        44 Montgomery Street, Suite 2100, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                                 --------------

It is proposed  that this filing will become  effective:
___ immediately upon filing pursuant to Rule 485(b)
___ on December 31, 1998 pursuant to Rule 485(b)
___ 60 days after filing pursuant to Rule 485(a)(1)
___ 75 days after filing pursuant to Rule 485(a)(2)
_x_ on December 31, 1999 pursuant to Rule 485(a)

                                  -------------

                     Please Send Copy of Communications to:

                               JULIE ALLECTA, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                       345 California Street - 29th Floor
                         San Francisco, California 94104
                            Telephone: (415) 835-1600

                           CALIFORNIA INVESTMENT TRUST

                      CONTENTS OF POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

     Facing Sheet

     Contents of Post-Effective Amendment

     Part A -  Combined  prospectus  for shares of  California  Tax-Free  Income
               Fund,   California  Insured   Intermediate  Fund  and  California
               Tax-Free Money Market Fund

     Part B - Statement of Additional Information for shares of California Tax-Free Income Fund, California Insured Intermediate Fund and California Tax-Free Money Market Fund

     Part C -  Other Information

     Signature page

     Exhibits

                           CALIFORNIA INVESTMENT TRUST

                                    FORM N-1A

                          ----------------------------

                                     PART A

                                 PROSPECTUS FOR

                         CALIFORNIA TAX-FREE INCOME FUND
                      CALIFORNIA INSURED INTERMEDIATE FUND
                      CALIFORNIA TAX-FREE MONEY MARKET FUND

                          ----------------------------

                                   California
                                INVESTMENT TRUST
                               ------------------
                               F U N D G R O U P

Prospectus
January 1, 2000

     California Tax-Free Income Fund
     California Insured Intermediate Fund
     California Tax-Free Money Market Fund

     S&P 500 Index Fund
     S&P MidCap Index Fund
     S&P SmallCap Index Fund
     Equity Income Fund

     U.S. Government Securities Fund
     The United States Treasury Trust


                                 (800) 225-8778
                                www.caltrust.com


The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

As with all mutual funds, the Securities and Exchange Commission has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a criminal offense.


                         email us at info@caltrust.com

                                   California
                                INVESTMENT TRUST
                               ------------------
                               F U N D G R O U P

Prospectus
January 1, 2000

TABLE OF CONTENTS
-----------------

ABOUT THE FUNDS

     California Tax-Free Income Fund                                           1
     California Insured Intermediate Fund                                      5
     California Tax-Free Money Market Fund                                     9

     S&P 500 Index Fund                                                       13
     S&P MidCap Index Fund                                                    17
     S&P SmallCap Index Fund                                                  21
     Equity Income Fund                                                       25

     U.S. Government Securities Fund                                          29
     The United States Treasury Trust                                         33

INVESTING IN THE FUNDS

     Buying Shares                                                            39
     Selling and Exchanging Shares                                            42
     Other Policies                                                           46
     Dividends and taxes                                                      47

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND
Ticker Symbol: CFNTX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents.

The California Tax-Free Income Fund seeks as high a level of income exempt from regular federal income taxes and California personal income taxes as is consistent with prudent investment management and safety of capital. The Fund invests in intermediate and long-term municipal bonds.

STRATEGY

The manager will invest in municipal bonds issued by the State of California and various municipalities located within the state. Generally, these bonds are rated in one of the four highest ratings (investment grade) by an independent rating organization like Standard & Poor's, Moody's or Fitch. In some cases, securities are not rated by independent agencies. The manager will generally purchase an unrated security only if it believes the security is of similar quality to an investment-grade issue. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund maintains an average maturity between 3 and 12 years.

WHAT IS THE MANAGER'S APPROACH?

The manager tries to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer. To provide tax-free income to shareholders, the manager purchases municipal bonds that are not subject to federal and California personal income taxes. Typically, a "buy and hold" strategy is used. This means the Fund holds securities for income purposes rather than trading securities for capital gains. The manager may sell a security when it believes doing so could benefit the Fund and its shareholders. While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, the chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. The manager will generally maintain a longer maturity in this Fund relative to the California Insured Intermediate Fund (our other municipal bond fund). Thus, the interest rate risk is higher in this Fund than the other fund. The California Insured Intermediate Fund is discussed in detail on page 5.

State Specific Risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, a bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit Risk, which it the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. The manager attempts to minimize this risk by investing in investment grade bonds.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

IS THIS FUND RIGHT FOR YOU?

This Fund is intended primarily for residents of California but may be held by residents of other states. If you are looking for tax-free income and are comfortable with the moderate volatility of a long-term bond fund, this may be the right investment for you. Generally, this Fund will fluctuate more than our other tax-free funds, but will pay a higher rate of dividends.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1989    9.92%
       1990    6.73%
       1991   12.11%
       1992    8.81%
       1993   14.77%
       1994   -8.63%
       1995   20.55%
       1996    3.10%
       1997    9.29%
       1998    6.32%

Best Quarter:
(Q1, 1986) 11.11%
Worst Quarter:
(Q1, 1994)  -7.42%
Year to date performance as of 11/30/99:  -2.69%

Average Annual returns as of 12/31/98
-------------------------------------
                                        1 year    5 years   10 years
                                        ------    -------   --------
California Tax-Free Income Fund          6.32%     5.70%      8.04%
Lehman Municpal Bond Index               6.48%     6.22%      8.22%
Date of inception: 12/4/85

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.47%
   Distribution (12b-1 fees) fees                                none
   Other expenses                                                0.14%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.61%

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $62       $196      $341      $764

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                     Year Ended August 31,
                                            ----------------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND                 1999          1998            1997          1996           1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $    13.18     $    12.86     $    12.31     $    12.22     $    12.17
                                            ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income .................         0.56           0.58           0.60           0.62           0.61
  Net gain (loss) on securities
    (both realized and unrealized) ......        (0.68)          0.51           0.54           0.09           0.30
                                            ----------     ----------     ----------     ----------     ----------
      Total from investment operations ..        (0.12)          1.09           1.14           0.71           0.91
                                            ----------     ----------     ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment income ..        (0.57)         (0.58)         (0.59)         (0.62)         (0.66)
  Distribution from capital gains .......        (0.09)         (0.19)          .---           .---          (0.20)
                                            ----------     ----------     ----------     ----------     ----------
      Total distributions ...............        (0.66)         (0.77)         (0.59)         (0.62)         (0.86)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............   $    12.40     $    13.18     $    12.86     $    12.31     $    12.22
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................        (1.07)%         8.75%          9.48%          5.40%          8.01%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ....   $  200,946     $  225,507     $  212,198     $  194,926     $  196,046
  Ratio of expenses to average net assets
    Before expense reimbursements .......         0.61%          0.61%          0.59%          0.60%          0.62%
    After expense reimbursements ........         0.61%          0.61%          0.59%          0.60%          0.62%
  Ratio of net investment income
    to average net assets
    Before expense reimbursements .......         4.33%          4.47%          4.75%          4.96%          5.13%
    After expense reimbursements ........         4.33%          4.47%          4.75%          4.96%          5.13%
Portfolio Turnover ......................        16.36%         20.95%         34.96%         10.34%         32.21%

--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND
Ticker Symbol: CATFX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents.

The California Insured Intermediate Fund seeks as high a level of income exempt from regular federal income taxes and California personal income taxes as is consistent with prudent investment management and safety of capital. The Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

STRATEGY

The manager will invest in municipal bonds issued by the State of California and various municipalities located within the state. Generally, these bonds are rated AAA (the highest rating) by an independent rating organization like Standard & Poor's, Moody's or Fitch; and are insured by an independent insurance company. Some securities are not rated by independent agencies but are considered AAA because of the insurance on the bond. The insurance guarantees the timely principal and interest payments of the bond, but does not insure the Fund. The interest on the municipal bonds is generally not subject to federal and California personal income taxes. The Fund can maintain a portfolio maturity from 3 to 12 years, but generally maintains an intermediate-term maturity to reduce the volatility of the share price.

WHAT IS THE MANAGER'S APPROACH?

The manager tries to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer. To provide tax-free income to shareholders, the manager purchases municipal bonds that are not subject to federal and California personal income taxes. Typically, a "buy and hold" strategy is used. This means the Fund holds securities for income purposes, rather than trading securities for capital gains. The manager may sell a security when it believes doing so could benefit the Fund and its shareholders. While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, the chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. Interest rate risk is usually moderate for intermediate-term bonds. We also offer the California Tax-Free Income Fund for investors who want tax-free income and are more comfortable with interest rate risk. The California Tax-Free Income Fund is discussed in detail on page 1.

State Specific Risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than mutual funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit Risk, which it the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. This risk is moderated by the bond insurance which guarantees timely payment of principal and interest. It is important to note that the insurance protects the Fund's holdings, not the Fund itself.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and are comfortable with the moderate volatility of a intermediate-term bond fund, this may be the right investment for you. Generally, this fund will fluctuate less than our other tax-free bond fund, but will pay a lower rate of dividends.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1992    1.16%
       1993   11.63%
       1994   -4.99%
       1995   14.37%
       1996    3.89%
       1997    6.39%
       1998    5.97%


Best Quarter:  (Q1 1995) 5.64%
Worst Quarter:  (Q1 1994) -4.85%
Year to date performance as of 11/30/99:  0.13%


Average Annual returns as of 12/31/98                         Since
-------------------------------------   1 year    5 years   Inception
                                        ------    -------   ---------
California Insured Intermediate Fund     5.97%     4.94%      6.02%
Lehman 5 Year Muni Bond Index            5.84%     5.28%      5.90%
date of inception:  10/20/92

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distribution (12b-1) fees                                     none
   other expenses                                                0.16%
                                                                 -----
   Total Annual operating expenses                               0.66%
   Expense reimbursement*                                        0.11%

TOTAL ANNUAL FUND OPERATING EXPENSE*                             0.55%

*The manager has agreed to limit the Fund's expenses at 0.55%. This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $56       $200      $357      $812

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                     Year Ended August 31,
                                            ----------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND            1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....   $    10.92     $    10.72     $    10.42     $    10.49     $    10.23
                                            ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income .................         0.43           0.44           0.45           0.46           0.44
  Net gain (loss) on securities
    (both realized and unrealized) ......        (0.26)          0.25           0.30          (0.07)          0.30
                                            ----------     ----------     ----------     ----------     ----------
      Total from investment operations ..         0.17           0.69           0.75           0.39           0.74
                                            ----------     ----------     ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment income ..        (0.43)         (0.44)         (0.45)         (0.46)         (0.48)
  Distributions from capital gains ......        (0.12)         (0.05)          .---           .---           .---
                                            ----------     ----------     ----------     ----------     ----------
      Total distributions ...............        (0.55)         (0.49)         (0.45)         (0.46)         (0.48)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ..........   $    10.54     $    10.92     $    10.72     $    10.42     $    10.49
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................         1.51%          6.64%          7.34%          3.75%          7.46%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..   $   24,175     $   23,572     $   24,390     $   24,207     $   23,515
  Ratio of expenses to average net assets
    Before expense reimbursements .......         0.66%          0.70%          0.70%          0.70%          0.76%
    After expense reimbursements ........         0.55%          0.55%          0.55%          0.55%          0.60%
  Ratio of net investment income
    to average net assets
    Before expense reimbursements .......         3.85%          3.94%          4.12%          4.22%          4.19%
    After expense reimbursements ........         3.96%          4.09%          4.27%          4.37%          4.35%
Portfolio turnover ......................         8.38%         26.76%         32.11%         36.08%         43.56%

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
Ticker Symbol: CAXXX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents while maintaining a stable $1.00 share price.

The California Tax-Free Money Market Fund has the objectives of capital preservation, liquidity, and the highest achievable current income exempt from regular federal income taxes and California personal income taxes consistent with safety. This Fund invests in short-term securities and attempts to maintain a constant net asset value of $1.00 per share.

STRATEGY

The manager invests in high-quality, short-term municipal securities whose interest is not subject to federal and California personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

The Fund invests at least 80% of its assets in a variety of high-quality, short-term California municipal securities. The Fund seeks to provide a stable net asset value of $1.00 per share by investing in securities with an effective maturity of 13 months or less, and by maintaining an average weighted maturity of 90 days or less. To be considered high-quality, a security must generally be rated in one of the two highest credit quality categories for short-term securities by at least two nationally recognized rating services like Standard & Poor's, Moody's or Fitch (or by one, if only one credit rating service has rated the security). If unrated, the security must be determined by the manager to be of a equivalent quality to those in the two highest credit-quality ratings.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of particular issuers as compared with other mutual funds. Accordingly, the chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

State Specific Risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Interest rate risk, which is the chance that interest rates will decline and the Fund will produce less income. There is a chance that dramatic interest rate movements could lower the share price to a value less than one dollar.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Credit Risk, which it the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. This risk is moderated by the bond insurance purchased to protect investors from credit risk of the issuers.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the $1.00 share price, it is possible to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and want to avoid share price fluctuation, this Fund may be right for you. Investors in this Fund do not pay personal income tax on the dividends paid. Your investment time frame may be short or long-term in nature. This Fund is designed as a cash management account and offers a free checkwriting feature.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1989    9.92%
       1990    6.73%
       1991   12.11%
       1992    8.81%
       1993   14.77%
       1994   -8.63%
       1995   20.55%
       1996    3.10%
       1997    9.29%
       1998    6.32%

Best Quarter:
(Q2 1989) 1.67%
Worst Quarter:
(Q3 1994) 0.48%

Year to date performance as of 11/30/99:  2.32%

Average Annual returns as of 12/31/98
-------------------------------------
                                         1 year   5 years   10 years
                                         ------   -------   --------
California Tax-Free Money Market Fund    2.87%     2.98%      3.58%
Date if inception: 12/4/85
Seven day yield as of 11/30/99: 3.06%

FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
   Sales and redemption charges                                  none
Annual Operating Expenses
  (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distributtion (12b-1) fees                                    none
   other expenses                                                0.11%
   Total Annual operating expenses                               0.61%
   Expense reimbursement*                                        0.21%
Total annual fund operating expense                              0.40%

*The manager has limited the fund's expenses at 0.40% since the Fund's inception. This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $41       $174      $319      $742

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

CALIFORNIA TAX-FREE MONEY MARKET FUND                               Year Ended August 31,
                                            ----------------------------------------------------------------------
                                               1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................        0.026          0.030          0.031          0.032          0.032
  LESS DISTRIBUTIONS
  Dividends from net investment income ..       (0.026)        (0.030)        (0.031)        (0.032)        (0.032)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................         2.61%          3.09%          3.09%          3.26%          3.27%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ....   $  105,606     $   88,236     $   92,818     $  103,402     $   80,412
  Ratio of expenses to average net assets
    Before expense reimbursements .......         0.61%          0.61%          0.61%          0.61%          0.66%
    After expense reimbursements ........         0.40%          0.40%          0.40%          0.40%          0.40%
  Ratio of net investment income
    to average net assets
    Before expense reimbursements .......         2.33%          2.77%          2.86%          2.90%          2.97%
    After expense reimbursements ........         2.54%          2.98%          3.07%          3.11%          3.23%

--------------------------------------------------------------------------------
S&P 500 INDEX FUND
Ticker Symbol: SPFIX
--------------------------------------------------------------------------------

GOAL

Replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Index.

The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

STRATEGY

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up of the index so that the weighting of each stock in the portfolio approximates the index. The manager's goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

                      ------------------------------------
                               SECTOR BREAKDOWNS
                              as of December 1999

                      Industry                   % of Fund

                      Capital good                   6.0 %
                      Consumer cyclical              7.5 %
                      Consumer non-durable          22.0 %
                      Banking & financial service   13.6 %
                      Utility                       10.3 %
                      Service                        0.8 %
                      Transportation                 0.9 %
                      Manufacturing                  6.1 %
                      Technology                    27.0 %
                      Energy                         5.8 %
                      ------------------------------------

LARGECAP STOCKS
The stocks that are represented in the S&P 500 Index make-up about 77% of the total market value of publicly traded stocks in the United States. For many investors, the S&P 500 Index functions as the benchmark for the entire stock market. The individual stocks that make up the index have market values ranging in size from $387 million to $559 Billion. The median market value is $7.8 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the LargeCap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political news. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as MidCap stocks, SmallCap stocks, bonds and money market instruments outperform LargeCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial - in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under 25 million in total net assets) of current total assets.

FUTURES DISCLOSURE

The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1992    7.63%
       1993    9.77%
       1994    1.04%
       1995   37.20%
       1996   22.63%
       1997   32.99%
       1998   28.75%

Best Quarter:  (Q4 1998) 21.50%
Worst Quarter:  (Q3 1998) -9.86%
Year to date performance as of 11/30/99:  14.13%

Average Annual returns as of 12/31/98                        Since
-------------------------------------   1 year    5 years  Inception
                                       ------    -------  ---------
CIT S&P 500 Index Fund                  28.75%    23.82%     20.25%
S&P 500 Composite Stock Price Index     28.58%    24.03%     20.44%
Date of inception:  4/20/92

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.25%
   Distribution (12b-1) fees                                     none
   other expenses                                                0.12%
                                                                 -----
   Total Annual operating expenses                               0.37%
   Expense reimbursement*                                        0.17%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.20%

Annual account fee                                              $10.00

*The manager has limited the fund's expenses at 0.20% since the Fund's inception. This limitation is guaranteed though 12/31/00.

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are service marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Funds.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $30       $132      $241      $551

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

S&P 500 INDEX FUND                                                    Year Ended August 31,
                                             ----------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......   $    20.90     $    19.98     $    14.81     $    13.31     $    11.38
                                             ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ..................         0.39           0.36           0.38           0.36           0.39
  Net gain on securities
    (both realized and unrealized) .......         7.79           1.28           5.44           2.05           1.94
                                             ----------     ----------     ----------     ----------     ----------
      Total from investment operations ...         8.18           1.64           5.82           2.41           2.33
                                             ----------     ----------     ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income ...............................        (0.39)         (0.34)         (0.37)         (0.37)         (0.37)
  Distribution from capital gains ........        (0.57)         (0.38)         (0.28)         (0.54)         (0.03)
                                             ----------     ----------     ----------     ----------     ----------
      Total distributions ................        (0.96)         (0.72)         (0.65)         (0.91)         (0.40)
                                             ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .............   $    28.12     $    20.90     $    19.98     $    14.81     $    13.31
                                             ==========     ==========     ==========     ==========     ==========

Total return .............................        39.76%          8.14%         40.19%         18.63%         21.06%

RATIOS/SUPPLEMENTAL DATA .................   $  142,276     $   87,621     $   71,860     $   43,849     $   21,800
  Ratio of expenses to average net assets
    Before expense reimbursements ........         0.37%          0.40%          0.46%          0.57%          1.04%
    After expense reimbursements .........         0.20%          0.20%          0.20%          0.20%          0.20%
  Ratio of net investment income (loss) to
    average net assets
    Before expense reimbursements ........         1.33%          1.48%          1.85%          2.13%          2.40%
    After expense reimbursements .........         1.50%          1.68%          2.11%          2.50%          3.24%
Portfolio turnover .......................         9.76%          1.82%          2.10%          1.87%          3.68%

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND
Ticker Symbol: SPMIX
--------------------------------------------------------------------------------

GOAL

Replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

STRATEGY

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The manager's goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect).Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

                    ----------------------------------------
                               Sector Breakdowns
                              as of December 1999

                    Industry                      % of index

                    Capital good                       3.5 %
                    Consumer cyclical                  6.1 %
                    Consumer non-durable              22.6 %
                    Banking & financial service       12.6 %
                    Utility                           10.2 %
                    Service                            3.9 %
                    Transportation                     2.3 %
                    Manufacturing                      8.7 %
                    Technology                        25.1 %
                    Energy                             5.0 %
                    ----------------------------------------
MIDCAP STOCKS
The stocks that are represented in the S&P MidCap 400 Index make-up roughly 6% of the total market value of publicly traded stocks in the United States. The S&P MidCap 400 Index was designed to track the overall performance of the MidCap sector. The individual stocks that make up the index have total market values ranging in size from $173 million to $18 billion. The median market value is $1.5 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the MidCap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political news. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, SmallCap stocks, bonds and money market instruments out-perform MidCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial - in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under 25 million in total net assets) of current total assets.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1992   14.95%
       1993   12.88%
       1994   -3.96%
       1995   30.62%
       1996   18.85%
       1997   31.89%
       1998   18.49%

Best Quarter:  (Q4 1998) 27.54%
Worst Quarter: (Q3 1998) -14.55
Year to date performance as of 11/30/99:  8.47%

Average Annual returns as of 12/31/98                        Since
-------------------------------------   1 year    5 years  Inception
                                        ------    -------  ---------
CIT S&P MidCap Index Fund               18.49%    18.43%     17.96%
S&P MidCap 400 Index                    19.09%    18.82%     17.83%
date of inception:  4/20/92

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.40%
   Distributtion (12b-1) fees                                    none
   other expenses                                                0.17%
                                                                 -----
   Total Annual operating expenses                               0.57%
   Expense reimbursement*                                        0.17%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.40%

Annual account fee                                              $10.00

*The manager has limited the fund's expenses at 0.40% since the Fund's inception. This limitation is guaranteed though 12/31/00.

"Standard & Poor's", "S&P", and "Standard and Poor's Midcap 400 Index" are service marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $51       $196      $351      $797

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

S&P MIDCAP INDEX FUND                                               Year Ended August 31,
                                           ----------------------------------------------------------------------
                                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....   $    15.41     $    18.57     $    14.45     $    13.82     $    12.21
                                           ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ................         0.20           0.23           0.22           0.24           0.26
  Net gain on securities
    (both realized and unrealized) .....         5.80          (1.76)          4.85           1.33           2.04
                                           ----------     ----------     ----------     ----------     ----------
      Total from investment operations .         6.00          (1.53)          5.07           1.57           2.30
                                           ----------     ----------     ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income .............................        (0.20)         (0.23)         (0.22)         (0.25)         (0.25)
  Distribution from capital gains ......        (2.51)         (1.40)         (0.73)         (0.69)         (0.44)
                                           ----------     ----------     ----------     ----------     ----------
      Total distributions ..............        (2.71)         (1.63)         (0.95)         (0.94)         (0.69)
                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........   $    18.70     $    15.41     $    18.57     $    14.45     $    13.82
                                           ==========     ==========     ==========     ==========     ==========

Total return ...........................        41.13%         (9.37)%        36.63%         11.77%         20.24%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ...   $   57,164     $   39,855     $   46,271     $   33,559     $   26,168
  Ratio of expenses to average net
     assets
  Before expense reimbursements ........         0.57%          0.56%          0.61%          0.71%          0.80%
  After expense reimbursements .........         0.40%          0.40%          0.40%          0.40%          0.40%
  Ratio of net investment income (loss)
    to average net assets
    Before expense reimbursements ......         0.90%          1.04%          1.19%          1.38%          1.70%
    After expense reimbursements .......         1.07%          1.20%          1.40%          1.69%          2.10%
Portfolio turnover .....................        42.98%         19.35%         17.80%         18.18%         11.71%

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND
Ticker Symbol: SMCIX
--------------------------------------------------------------------------------

GOAL

Replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

STRATEGY

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up of the S&P SmallCap Index so that the weighting of each stock in the portfolio approximates the index. The manager's goal is to maintain a return correlation of at least .95 to the S&P SmallCap Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets (65% if assets are less than $25 million) in the underlying stocks. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the fund will generally underperform the index.

                    ----------------------------------------
                               Sector Breakdowns
                              as of December 1999

                    Industry                      % of index

                    Capital good                       7.0 %
                    Consumer cyclical                  9.6 %
                    Consumer non-durable              20.1 %
                    Banking & financial service       12.0 %
                    Utility                            3.6 %
                    Service                            4.7 %
                    Transportation                     3.4 %
                    Manufacturing                     15.8 %
                    Technology                        20.2 %
                    Energy                             3.6 %
                    ----------------------------------------

SMALLCAP STOCKS
The stocks that are represented in the S&P 600 SmallCap Index make up about 3% of the total market value of publicly traded stocks in the United States. The individual stocks that make up the index have market values ranging in size from $24 million to $3.5 billion. The median market value is $438 million.

Over long periods of time, SmallCap stocks have generally outperformed other segments of the market. In doing so, they also have more volatility in share price. While many investors believe SmallCap stocks are the best choice for long-term holdings, there can be no assuarance that this trend will continue.

"Standard & Poor's", "S&P", and "Standard and Poor's SmallCap 600 Index" are service marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the MidCap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political news. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, MidCap stocks, bonds and money market instruments outperform SmallCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P SmallCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial - in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under 25 million in total net assets) of current total assets.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1996    3.73%
       1997   24.05%
       1998   -2.91%

Best Quarter:  (Q2 1997) 17.68%
Worst Quarter:  (Q3 1998) -20.77%
Year to date performance as of 11/30/99:  4.15%


Average Annual returns as of 12/31/98                     Since
-------------------------------------         1 year    Inception
                                              ------    ---------
CIT S&P SmallCap Index Fund                   -2.91%      10.18%
S&P SmallCap 600 Index                        -1.32%      12.40%
date of inception:  10/2/96

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distribution (12b-1) fees                                     none
   other expenses                                                0.55%
                                                                 -----
   Total Annual operating expenses                               1.05%
   Expense reimbursement*                                        0.40%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.65%

*The manager has limited the fund's expenses at 0.650% since the Fund's inception. This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund       $66       $191      $326       $721

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on October 2, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                     Year Ended            October 2,
S&P SmallCap Index Fund                              August 31,             1996* to
                                                1999           1998      August 31, 1997
                                          -------------------------------------------
Net asset value, beginning of year .......   $     9.46     $    12.25     $    10.00
                                             ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ..................         0.08           0.13           0.23
  Net gain on securities
    (both realized and unrealized) .......         2.13          (2.39)          2.22
                                             ----------     ----------     ----------
      Total from investment operations ...         2.21          (2.26)          2.45
                                             ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income ...............................        (0.08)         (0.14)         (0.20)
  Distribution from capital gains ........        (0.13)         (0.39)          .---
                                             ----------     ----------     ----------
      Total distributions ................        (0.21)         (0.53)         (0.20)
                                             ----------     ----------     ----------
Net asset value, end of year .............   $    11.46     $     9.46     $    12.25
                                             ==========     ==========     ==========

Total return .............................        23.53%        (19.38)%        24.86%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) .....   $   10,881     $    7,916     $    5,933
  Ratio of expenses to average net
    assets
    Before expense reimbursements ........         1.05%          1.10%          2.32%**
    After expense reimbursements .........         0.65%          0.65%          0.65%**
  Ratio of net investment income (loss) to
    average net assets
    Before expense reimbursements ........         0.31%          0.57%          0.27%**
    After expense reimbursements .........         0.71%          1.02%          1.94%**
Portfolio turnover .......................        25.40%         24.58%         19.99%

------------------
* Commencement of operations
** Annualized

--------------------------------------------------------------------------------
EQUITY INCOME FUND
Ticker Symbol: EQTIX
--------------------------------------------------------------------------------

GOAL

Achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

STRATEGY

In order to meet the investment goal, the fund invests primarily in securities which generate a relatively high level of dividend income and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund's policy that under normal circumstances it will invest at least 80% of its total assets (65% if total assets are less than $25 million) in stocks.

Although the Fund will attempt to invest as much of the assets as is practical in income-producing stocks, the Fund may maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests and other liquidity needs.

The Fund will invest in futures contracts when the manager wants to remain fully invested in the market. Utilizing futures allows the manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

                    ----------------------------------------
                               Sector Breakdowns
                              as of December 1999

                    Industry                   % of index

                    Capital good                       7.6 %
                    Consumer cyclical                  4.1 %
                    Consumer non-durable              14.1 %
                    Banking & financial service       24.8 %
                    Utility                           11.5 %
                    Service                            0.6 %
                    Transportation                     0.6 %
                    Manufacturing                     11.3 %
                    Technology                        16.7 %
                    Energy                             8.7 %
                    ----------------------------------------

VALUE STOCKS
The fund invests primarily in value stocks. It will attempt to manage the assets so that the average dividend yield of the stocks held will be at least 50% greater than the yield of the S&P 500 Index. "Value stock" is a term used to describe a stock that pays a higher dividend. Over long periods of time, value stocks have demonstrated lower volatility as compared to the overall market.

The Fund is made up of stocks from many diverse industries. The table above gives you a general idea of the exposure to specific sectors.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation.

Many factors will affect the performance of the stock market. Two major factors are economic and political news. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as growth stocks, SmallCap stocks, bonds and money market instruments out-perform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial - in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under 25 million in total net assets) of current total assets.

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund's performance will be impacted

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the net assets value of the Fund.

IS IT RIGHT FOR YOU?

If you are looking for a conservative, value oriented stock Fund, this fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1996   10.97%
       1997   29.29%
       1998   13.15%

Best Quarter:  (Q4 1998) 17.08%
Worst Quarter:(Q3 1998) -14.56%
Year to date performance
as of 11/30/99:  0.12%

Average Annual returns as of 12/31/98             Since
-------------------------------------   1 year  Inception
                                        ------  ---------
CIT Equity Income Fund                  13.15%    23.19%
S&P/BARRA Value Index                   14.67%    25.22%
date of inception:  9/4/96

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
ANNUAL OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distribution (12b-1) fees                                     none
   other expenses                                                0.36%
                                                                 -----
   Total Annual operating expenses                               0.86%
   Expense reimbursement*                                        0.06%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.80%

*The manager has limited the fund's expenses at 0.80% since the Fund's inception. This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund       $82       $268      $471      $1,055

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on September 4, 1996. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                     Year Ended           September 4,
EQUITY INCOME FUND                                   August 31,             1996* to
                                                 1999          1998           1997
-------------------------------------------------------------------------------------
Net asset value, beginning of year .......   $    11.98     $    12.64     $    10.00
                                             ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income ..................         0.32           0.37           0.39

  Net gain on securities
    (both realized and unrealized) .......         2.41          (0.25)          2.84
                                             ----------     ----------     ----------
      Total from investment operations ...         2.73           0.12           3.23
                                             ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment
    income ...............................        (0.33)         (0.37)         (0.32)
  Distribution from capital gains ........                       (0.41)         (0.27)
                                             ----------     ----------     ----------
      Total distributions ................        (0.33)         (0.78)         (0.59)
                                             ----------     ----------     ----------
Net asset value, end of year .............   $    14.38     $    11.98     $    12.64
                                             ==========     ==========     ==========
Total return .............................        22.89%          0.46%         33.28%

RATIOS/SUPPLEMENTAL DATA .................   $   13,716     $   12,080     $    9,747
  Ratio of expenses to average net
    assets
    Before expense reimbursements ........         0.86%          0.91%          1.55%**
    After expense reimbursements .........         0.80%          0.78%          0.76%**
  Ratio of net investment income (loss) to
    average net assets
    Before expense reimbursements ........         2.09%          2.56%          2.48%**
    After expense reimbursements .........         2.15%          2.69%          3.27%**
Portfolio turnover .......................        54.03%         41.23%          2.80%

----------------------
* Commencement of operations
** Annualized

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol:  CAUSX
--------------------------------------------------------------------------------

GOAL

Maximize current income for investors.

The U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily Government National Mortgage Association Certificates ("GNMA").

STRATEGY

The Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

WHAT IS THE MANAGER'S APPROACH?

The manager will select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. Generally, the manager will select a balance between treasury bonds and GNMA securities in an attempt to maximize the overall performance of the Fund. The manager considers a number of factors, including general market and economic conditions to balance the portfolio. While income is the most important part of return over time, the total return for a bond fund includes both income and price gains or losses. Under normal circumstances, it is the Fund's policy to invest at least 65% of its total assets in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage is much higher. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the fund to lose money. These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

Prepayment risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their martgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

The Fund invests in intermediate and long-term fixed income securities. During periods where alternative investments such as stocks and money market instruments out perform bonds, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

IS IT RIGHT FOR YOU?

If you are looking for a conservative income fund, this Fund may be right for you. You should be comfortable with the changing values of the bond market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is better used as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. The table compares the performance of the Fund with a benchmark indices. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1989   13.49%
       1990    8.59%
       1991   17.49%
       1992    8.36%
       1993   15.79%
       1994   -6.99%
       1995   23.35%
       1996   -0.48%
       1997    9.33%
       1998   12.08%

Best Quarter: (Q2 1989) 7.33%
Worst Quarter: (Q1 1996) -5.89%
Year to date performance as of 11/30/99:  -4.26%

Average Annual returns as of 12/31/98
-------------------------------------   1 year    5 years   10 years
                                        ------    -------   --------
US Government Securities Fund           12.08%     6.95%      9.78%
Lehman Brothers Treasury Index          10.03%     7.20%      9.17%
Lehman Brothers GNMA Treasury Index     1.96%      7.90%      9.24%
Date of inception: 12/5/85

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
Annual Operating Expenses
      (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distributtion (12b-1) fees                                    none
   other expenses                                                0.16%
                                                                 -----
   Total Annual operating expenses                               0.66%
   Expense reimbursement*                                        0.01%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.65%

*The manager has limited the fund's expenses at 0.65% since the Fund's inception. This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $66       $210      $367      $822

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                     Year Ended August 31,
                                            ----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $    11.30     $    10.38     $    10.15     $    10.66     $    10.30
                                            ----------     ----------     ----------     ----------     ----------
  INCOME FROM INVESTMENT
    OPERATIONS
  Net investment income .................         0.56           0.59           0.64           0.66           0.70
  Net gain (loss) on securities
    (both realized and unrealized) ......        (0.80)          1.01           0.36          (0.51)          0.41
                                            ----------     ----------     ----------     ----------     ----------
      Total from investment operations ..        (0.24)          1.60           1.00           0.15           1.11
                                            ----------     ----------     ----------     ----------     ----------
  LESS DISTRIBUTIONS
  Dividends from net investment income ..        (0.56)         (0.61)         (0.63)         (0.66)         (0.75)
  Distribution from capital gains .......        (0.26)         (0.07)         (0.14)          .---           .---
                                            ----------     ----------     ----------     ----------     ----------
      Total distributions ...............        (0.82)         (0.68)         (0.77)         (0.66)         (0.75)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............   $    10.24     $    11.30     $    10.38     $    10.15     $    10.66
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................        (2.42)%        15.88%         10.00%          1.26%         11.42%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ....   $   30,950     $   36,063     $   31,277     $   29,088     $   29,884
  Ratio of expenses to average net assets
    Before expense reimbursements .......         0.66%          0.68%          0.69%          0.71%          0.75%
    After expense reimbursements ........         0.65%          0.65%          0.65%          0.65%          0.64%
  Ratio of net investment income
    to average net assets
    Before expense reimbursements .......         5.11%          5.46%          6.00%          6.10%          6.72%
    After expense reimbursements ........         5.12%          5.49%          6.04%          6.16%          6.83%
  Portfolio Turnover ....................       139.00%         65.27%        170.76%         89.11%        169.83%

--------------------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST
Ticker Symbol: USTXX
--------------------------------------------------------------------------------

GOAL

Maximize current income for investors and maintain a stable $1.00 share price.

The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

STRATEGY

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that mature in 13 months or less. The Fund's weighted average maturity will generally be less than 90 days.

WHAT IS THE MANAGER'S APPROACH?

The manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 share price. The manager generally purchases only U.S Treasury Bills, notes and bonds, but may invest in other securities from time to time.

MAIN RISKS

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include:

Interest rate risk, which is the chance that short-term security prices overall will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund's share price to something other than the $1.00 target.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 share price, it is possible to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

The Fund may be appropriate for those seeking a cash management account and very conservative investors who wish to protect their investment from volatile markets. It may be used in retirement accounts such as 401ks and IRAs. Lastly, The Fund's dividends are generally not subject to state personal income taxes. Thus, investors who pay a high rate of state income taxes may benefit from this feature.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

[GRAPHIC OMITTED]

       1989    5.67%
       1990    7.80%
       1991    5.82%
       1992    3.48%
       1993    2.81%
       1994    3.70%
       1995    5.32%
       1996    4.90%
       1997    3.30%
       1998    4.74%

Best Quarter:
(Q2 1993) 0.68%
Worst Quarter:
(Q3 1989) 2.07%
Year to date performance as of 11/30/99:
-3.98%

Average Annual returns as of 12/31/98                        Since
-------------------------------------   1 year    5 years  Inception
                                        ------    -------  ---------
The United States Treasury Trust         4.74%     4.71%      5.07%
Date of inception: 4/26/89

Seven day yield as of 11/30/99: 4.64%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
   Sales and redemption charges                                  none
Annual Operating Expenses
      (expenses that are deducted from Fund assets)
   Management fees                                               0.50%
   Distribution  (12b-1) fees                                    none
   other expenses                                                0.13%
                                                                 -----
   Total Annual operating expenses                               0.63%
   Expense reimbursement*                                        0.23%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSE                              0.40%

*The manager has agreed to limit the fund's expenses at 0.40% . This limitation is guaranteed though 12/31/00.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year    3 years   5 years   10 years
          ------    -------   -------   --------
Fund        $41       $174      $328      $764

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                    Year Ended August 31,
                                            ----------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST               1999           1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ......   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income .................        0.042          0.051          0.048          0.050          0.050
  LESS DISTRIBUTIONS
  Dividends from net investment income ..       (0.042)        (0.051)        (0.048)        (0.050)        (0.050)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................         4.22%          5.21%          4.92%          5.11%          5.10%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in 000's) ....   $   50,517     $   44,341     $  104,509     $   37,903     $   29,797
  Ratio of expenses to average net assets
    Before expense reimbursements .......         0.63%          0.64%          0.64%          0.66%          0.72%
    After expense reimbursements ........         0.41%          0.40%          0.40%          0.43%          0.50%
  Ratio of net investment income
    to average net assets
    Before expense reimbursements .......         3.92%          4.54%          4.58%          4.60%          4.75%
    After expense reimbursements ........         4.14%          4.78%          4.82%          4.83%          4.97%

FUND MANAGEMENT

The portfolio manager for the Funds is CCM Partners, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. CCM Partners manages $650 million in mutual fund assets and has been managing mutual funds since 1985. CCM Partners is responsible for managing the portfolios and handling the administrative duties of the Funds. As compensation for these services, CCM Partners receives a management fee from each Fund. For the period ended 8/31/99 the fees were 0.47% for the California Tax-Free Income Fund; 0.39% for the California Insured Intermediate Fund; 0.29% for the California Tax-Free Money Market Fund; 0.08% for the S&P 500 Index Fund; 0.23% for the S&P MidCap Index Fund; 0.05% for the S&P SmallCap Index Fund; 0.44% for the Equity Income Fund; 0.49% for the U.S. Government Securities Fund and 0.27% for The United States Treasury Trust.

Phillip W. McClanahan is the portfolio manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund and The United States Treasury Trust. He joined the firm in 1985 and has over 35 years of investment experience. Mr. McClanahan graduated from the University of Kansas in 1958 and earned his MBA from the University of Pennsylvania, Wharton School in 1966.

Roderick G. Baldwin is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and the Equity Income Fund. He joined CCM Partners in 1999. Prior to his employment with CCM Partners, he was Vice President of Index Investing at Bank of America Capital Management. Mr. Baldwin graduated from Hamilton College in 1968 and earned his MBA from the University of Pennsylvania, Wharton School in 1970. He has approximately 30 years of experience with equity fund management.

Michael J. Conn is the portfolio manager for the California Tax-Free Money Market Fund. Mr. Conn joined CCM Partners in 1996 and prior to his joining the firm, spent 3 years at Gruntal & Co. specializing in trading and institutional sales of fixed income securities. Mr. Conn graduated from the Leavy School of Business at Santa Clara University.

ADDITIONAL INVESTMENT RELATED RISKS

PORTFOLIO TURNOVER
Except for the California Tax-Free Money Market Fund and The Untited States Treasury Trust, the Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some funds, annual portfolio turnover of 100% or more is considered high. The U.S. Government Securities Fund had turnover in excess of 100% during its last fiscal year.

OPENING AN ACCOUNT

Shares of the Funds may be purchased through the Funds' distributor or through other third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds'
distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You'll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our Web site at www.caltrust.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are listed below.

                                   Minimum          Minimum
                                   initial        subsequent        IRA
     Fund                         investment      investment      Minimum
     ----                         ----------      ----------      -------
     Income Fund                    $10,000          $250           none
     Insured Fund                   $10,000          $250           none
     Money Fund                     $10,000          $250           none
     Government Fund                $10,000          $250           none
     Treasury Trust                 $10,000          $250           none
     S&P 500 Index Fund             $5,000           $250           none
     S&P MidCap Index Fund          $5,000           $250           none
     S&P SmallCap Index Fund        $5,000           $250           none
     Equity Income Fund             $5,000           $250           none

The Fund's distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 225-8778. If you have any questions about our investment policies and objectives, please call us at (415) 398-2727 or (800) 225-8778.

BUYING & SELLING SHARES

If you need an account application call us at (800) 225-8778 or down load an investment kit from our web site at www.caltrust.com. Keep in mind the following important policies:

o    A Fund may take up to 7 days to pay redemption proceeds.

o If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days. Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

o You must obtain and read the prospectus for the Fund you are buying prior to making the exchange.

o If you have not selected the convenient exchange privileges on your original account application, you must provide a signature guarantee letter of instruction to the Fund, directing any changes in your account.

o The Manager may refuse any purchase or exchange purchase transaction for any reason.

HOW TO BUY SHARES

INITIAL PURCHASE
Make your check payable to the name of Fund in which you are investing and mail it with the application to the agent of the Funds, Firstar Mutual Fund Services, LLC, at the address indicated. Please note the minimum initial investments previously listed.

     Firstar Mutual Fund Services, LLC
     PO Box 701
     Milwaukee, WI 53201-0701

PURCHASING BY EXCHANGE
You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments described above. When opening an account by exchanging shares, your new account must be established with the same registration as your other California Investment Trust Fund Group account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 225-8778 during normal business hours (8 AM to 5 PM, PST) to exchange shares.

You may also exchange shares by accessing our Web site at www.caltrust.com. You must complete the on-line access agreement in order to access your account on-line.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction to you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form, normally at 4:00 p.m., eastern standard time.

WIRE INSTRUCTIONS:
Federal funds should be wired to:

     Firstar Bank Milwaukee, NA
     ABA # 075000022
     For: Firstar Mutual Fund Services, LLC
     Account # 112-952-137

     For further credit to:
     Name of fund: _____________________________________
     Account registration: _____________________________
     Account number: ___________________________________

If you are opening a new account by wire, you must first call California Investment Trust Fund Group at (800) 225-8778 to obtain an account number.

In order to make your order effective, we must have your order in good form. Accordingly, your purchase will be processed at the net asset value next calculated after your order has been received by the Funds' agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred.

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

You may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Firstar, the Funds' agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker's agreed upon procedures with the Funds. Your broker can advise you of specific details.

If you wish, you may also deliver your investment checks (and application, for new accounts) to the Funds' office. Your order will be forwarded promptly to the Funds' agent for processing. You will receive the share price next determined after your check has been received by the Funds.

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by Firstar or the Funds.

PURCHASING ADDITIONAL SHARES
Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments.

After setting up your on-line account, you may obtain a history of transactions for your account (s) by accessing our Web site at www.caltrust.com.

AUTOMATIC SHARE ACCUMULATION PLAN
Using the Funds' Automatic Share Accumulation Plan (ASAP), you may arrange to make additional purchases (minimum $250) automatically by electronic funds transfer (EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten-day's written notice. There is no fee to participate in this program, however, a service fee of $20.00 will be deducted from your account for any ASAP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or in any manner that prevents withdrawal of the funds from the designated checking or NOW account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

HOW FUND SHARES ARE PRICED

The Funds are open for business  every day that both the New York Stock Exchange
(NYSE) and the Federal Reserve Bank of New York are open. The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding in that Fund. Our Shareholder Servicing Agent usually calculates this value at market close, normally 4:00 p.m. eastern time or 1:00 p.m. pacific time, on each day that the markets are open. The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form are executed at the net asset value next calculated. The Funds' net asset value will not be calculated, nor transactions processed, on certain holidays observed by national banks and/or the NYSE.

The share prices of the Income Fund, the Insured Fund, the Government Fund and the four Stock Funds (S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap index Fund & the Equity Income Fund) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the Income Fund, the Insured Fund and the Government Fund are valued by an independent pricing service that uses market quotations representing the latest available bid price, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities with remaining maturities of 60 days or less are valued using the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the respective Boards of Trustees.

The share price of the Funds are reported by the National Association of Securities Dealers, Inc. in the mutual funds section of most newspapers after the heading "California Trust".

PERFORMANCE INFORMATION
All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the Securities and Exchange Commission.

In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of any Fund.

HOW TO SELL SHARES

BY MAIL
You may redeem all or a portion of your shares on any business day that the Funds are open. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form. Remember that we may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions on page 39.

If you have not elected telephone redemption or transfer privileges, you must send a "signature-guaranteed letter of instruction" specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Funds' offices. If you have additional questions, please contact us at (800) 225-8778.

The Custodian requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

BY CHECK
With checkwriting, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the checkwriting feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, on-line or mail redemption feature to close your account. The checkwriting feature is not available for any of our Stock Funds. Please note that a $20.00 fee will be charged to your account for any returned check.

BY EXCHANGE
You must meet the minimum investment requirement of the Fund into which you are exchanging shares. You can only exchange between accounts with identical registration. Same day exchanges are accepted until market close, normally 4:00 p.m., eastern time (1:00 p.m., pacific time).

BY WIRE
You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. eastern time (1:00 p.m., pacific time). This means your money will be wired to your bank the next business day. There is a charge for each wire (currently $12.00).

BY ELECTRONIC FUNDS TRANSFER
You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

ONLINE
You can sell shares in a regular account by accessing our Web site at www.caltrust.com. You may not buy or sell shares in a retirement account using our on-line feature.

BY TELEPHONE
You must have this feature set up in advance on your account.  Call the Funds at
(800) 225-8778. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification number and the number of shares or dollar amount that you wish to redeem. Telecommunications Device for the Deaf (TDD) services for hearing impaired shareholders are available for telephone redemptions by calling
(800) 864-3416.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number. Provided these procedures are followed, you further agree that neither a Fund nor the Fund's agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the on-line access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

SYSTEMATIC WITHDRAWAL PLAN
If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 225-8778.

OTHER REDEMPTION POLICIES
Retirement Plan shareholders should complete a Rollover-Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of Stock Funds) because of redemptions. The manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days' written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Funds and the manager reserve certain rights, including the following:

     o To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
     o To modify or terminate the exchange privilege on 60 days written notice.
     o    To refuse any purchase or exchange purchase order.
     o    To change or waive a funds minimums.
     o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
     o To withdraw or suspend any part of the offering made by this Prospectus.

OTHER POLICIES

TAX-SAVING RETIREMENT PLANS
We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. Each Fund is subject to an annual custodial fee, currently $12.50 with a maximum annual charge of $25.00 per social security number. This fee is assessed annually in September of each year.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

We can provide you with complete information on any of these plans, inluding information that discusses benefits, provisions and fees.

CASH DISTRIBUTIONS
Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. Electronic Funds Transfer (EFT) is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENT AND REPORTS
Shareholders of the Funds will receive statements at least monthly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your on-line account, you may also obtain a transaction history for your account (s) by accessing our Web site at www.caltrust.com.

CONSOLIDATED MAILINGS
In an effort to reduce mailing costs, consolidated statements will be sent to each registrant. Consolidated statements include a summary of all Funds held by each registrant as identified by the first line of registration, social security number and address zip code. Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. If you prefer to have individual statements for your account(s), please call the Funds' offices at (800) 225-8778.

DIVIDEND & TAXES

Any investment in the funds typically involves several tax considerations. the information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and the Equity Income Fund distribute substantially all their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The California Tax-Free Income Fund, California Insured Intermediate Fund, California Tax-Free Money Market Fund, U.S. Government Securities Fund and The United States Treasury Trust distribute substantially all their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. The United States Treasury Trust and the California Tax-Free Money Market Fund do not expect to pay any capital gains.

At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

TO LEARN MORE

This prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS
These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year. The Annual Report is incorporated by reference into this prospectus, making it a legal part of the prospectus.

STATEMENT OF ADDITIONAL INFORMATION
This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this prospectus, making it a legal part of the prospectus.

You may obtain a copy of these  documents free of charge by calling the Funds at
(800) 225-8778, emailing the Funds at info@caltrust.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov.. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC's Public Reference Room, or by visiting the SEC's Internet Site at www.sec.gov.

     CALIFORNIA INVESTMENT TRUST FUND GROUP
     44 MONTGOMERY STREET SUITE 2100
     SAN FRANCISCO CA 94104
     (800) 225-8778
     www.caltrust.com

     Securities and Exchange Commission
     Washington  DC 20549-6009
     202-942-8090 (Public Reference Section)
     www.sec.gov
     SEC File Number   811-5049

                           CALIFORNIA INVESTMENT TRUST

                                    FORM N-1A

                           ---------------------------

                                     PART B
                     STATEMENT OF ADDITIONAL INFORMATION FOR

                         CALIFORNIA TAX-FREE INCOME FUND
                      CALIFORNIA INSURED INTERMEDIATE FUND
                      CALIFORNIA TAX-FREE MONEY MARKET FUND

                           ---------------------------

CALIFORNIA INVESTMENT TRUST FUND GROUP
44 Montgomery Street, Suite 2100
San Francisco, California 94104
(800) 225-8778

Statement of Additional Information - January 1, 2000


     The California Investment Trust Fund Group presently consists of nine separate funds which are part of California Investment Trust and California Investment Trust II (collectively the "Trusts"): California Tax-Free Income Fund (the "Income Fund"), California Insured Intermediate Fund (the "Insured Fund"), California Tax-Free Money Market Fund (the "Money Fund"), U.S. Government Securities Fund (the "Government Fund"), The United States Treasury Trust (the "Treasury Trust"), the S&P 500 Index Fund (the "500 Fund"), the S&P MidCap Index Fund (the "MidCap Fund"), the S&P SmallCap Index Fund (the "SmallCap Fund"), and the Equity Income Fund.


     This Statement of Additional Information relates to all funds of the Trusts. These funds are sometimes referred to herein collectively as the "Funds" and individually as a "Fund."


     THE COMBINED PROSPECTUS FOR THE FUNDS DATED JANUARY 1, 2000, AS MAY BE AMENDED FROM TIME TO TIME, PROVIDES THE BASIC INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN A FUND, AND MAY BE OBTAINED WITHOUT CHARGE FROM THE FUNDS AT THE ABOVE ADDRESS. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUSTS AND EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


California Tax-Free Income Fund and California Insured Intermediate Fund both seek as high a level of income exempt from regular Federal income taxes and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund invests in intermediate and long-term municipal bonds. The Insured Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

California Tax-Free Money Market Fund has the objectives of capital preservation, liquidity, and the highest achievable current income, exempt from regular Federal income taxes and California personal income taxes consistent with safety. This fund invests in short-term securities and attempts to maintain a constant net asset value of $1.00 per share.


U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates.


The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. This fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's (S&P) 500 Composite Stock Price Index (the "S&P 500").

S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index (the "MidCap Index").

S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").

Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the fund will also consider the potential for price appreciation when consistent with seeking current income.

We will attempt to manage the Equity Income Fund so that the average income yield of the common stocks held by the fund will be at least 50% greater than the yield of the S&P 500. Because of our strategies, we expect that the Fund will have less price volatility than the S&P 500.

CONTENTS                                                                    Page

About the California Investment Trust Fund Group .......................    B-3
 Investment Objectives and Policies of the Tax-Free Funds' .............    B-3
Investment Objectives and Policies of the Government
   Fund and the Treasury Trust .........................................    B-4
Investment Objectives and Policies of the Stock Funds ..................    B-6
Description of Investment Securities and
   Portfolio Techniques ................................................    B-6
Investment Restrictions ................................................    B-14
Trustees and Officers ..................................................    B-17
Investment Management and Other Services ...............................    B-18
The Trusts' Policies Regarding Broker-Dealers
  Used for Portfolio Transactions ......................................    B-22
Additional Information Regarding Purchases and
  Redemptions of Fund Shares ...........................................    B-23
Taxation ...............................................................    B-25
Yield Disclosure and Performance Information ...........................    B-27
Miscellaneous Information ..............................................    B-31
Financial Statements ...................................................    B-33
Appendix ...............................................................    B-33

ABOUT THE CALIFORNIA INVESTMENT TRUST FUND GROUP


     The California Investment Trust Fund Group currently consists of two diversified, open-end management investment companies: California Investment Trust ("CIT") and California Investment Trust II ("CIT II"). Each Trust issues its shares of beneficial interest with no par value in different series, each known as a "fund." Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares and conversion rights. The Trusts are organized as Massachusetts business trusts. Currently, CIT has three separate funds, each of which maintains a totally separate investment portfolio: the Income Fund, the Money Fund, and the Insured Fund. CIT II currently has six
Funds: the Government Fund, the Treasury Trust, the 500 Fund, the MidCap Fund, the SmallCap Fund and the Equity Income Fund. The Income Fund, the Money Fund and the Insured Fund are also referred to herein as the "Tax-Free Funds." The 500 Fund, the MidCap Fund and the SmallCap Fund are also referred to herein as the "Index Funds." The Index Funds, combined with the Equity Income Fund, are referred to as the "Stock Funds".


INVESTMENT OBJECTIVES AND POLICIES OF THE TAX-FREE FUNDS

     The following information supplements each Tax-Free Fund's investment objectives and basic policies as set forth in the Prospectus.

     As noted in the Prospectus, each Tax-Free Fund seeks to provide investors with income exempt from Federal income taxes and from California personal income tax. The Tax-Free Funds generally are as fully invested as practicable in municipal securities. However, because the Tax-Free Funds do not presently intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of fund shares, or in order to meet anticipated redemption requests, a fund may hold cash which is not earning income.

     Under California law, a mutual fund, or series thereof, must have at least 50% of its total assets invested in obligations that produce interest that is exempt from California personal income tax if received by an individual (including California state and local obligations, direct obligations of the U.S. Government and obligations of certain U.S. territories and possessions) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income tax. Accordingly, as described in the funds' prospectus, under normal market conditions, each Tax-Free Fund attempts to invest 100% and, as a matter of fundamental policy, invests at least 80% of the value of its net assets in securities, the interest on which is, in the opinion of bond counsel, exempt from regular Federal income taxes and from California personal income tax, and is not a separate tax preference item subject to the Federal alternative minimum tax. Thus, it is possible, although not anticipated, that up to 20% of a Tax-Free Fund's assets could be invested in municipal securities from another state and/or in taxable obligations.

     The Income Fund and the Insured Fund both seek as high a level of income exempt from Federal and California personal income tax as is consistent with prudent investment management and safety of capital. The Income Fund seeks to reduce, to the extent possible, the credit risks of its portfolio by investing in California municipal securities having at the time of purchase one of the top four ratings, or if unrated, being of similar quality to one of the top four ratings, of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), or Fitch Investors Service, Inc. ("Fitch"). These are considered to be "investment grade" securities, although securities rated BBB, Baa, BBB by S&P, Moody's and Fitch, respectively, in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. No more than 20% of the Income Fund's total assets will be invested in securities in the fourth highest category.

     The Insured Fund seeks to reduce the credit risks of its portfolio by investing in California municipal securities that are insured as to the timely payment of principal and interest under an insurance policy obtained by the issuer. The Insured Fund also may invest up to 20% of its total assets in uninsured California municipal securities in one of the top two ratings categories or if unrated of similar quality to securities in one of the top two ratings.

     If the rating on an issue held in either the Income or the Insured Fund's portfolio is downgraded, CCM Partners (the "Manager") will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in the automatic sale of the security. When the Income or the Insured Fund invests in securities not rated by S&P, Moody's, or Fitch, it is the responsibility of the Manager to evaluate them and reasonably determine that they are of at least equal quality to securities rated in the four highest categories.

     The Money Fund invests in high-quality securities, whether rated or unrated. Such issues include those rated, at the time of purchase, not lower than Aa (applicable to municipal bonds), MIG-2 (applicable to municipal notes), or P-1 (applicable to commercial paper) by Moody's; AA (bonds), SP-1 (notes), or A-1 (commercial paper) by S&P; or AA (bonds), FIN-1+ (notes), or Fitch-2 (commercial paper) by Fitch. Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity and the price of the security is adjusted so that relative to the stated rate of interest, it will return the quoted rate to the purchaser.

     Subsequent to its purchase by the Income Fund, the Insured Fund or the Money Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the elimination of the issue from the portfolio, but the Manager will consider such an event in determining whether the Income, the Insured Fund or the Money Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Income Fund or the Money Fund, the Manager considers, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

INVESTMENT OBJECTIVES AND POLICIES OF THE
GOVERNMENT FUND AND THE TREASURY TRUST

     The following information supplements the investment objectives and basic policies of the Government Fund and the Treasury Trust as set forth in the Prospectus.


     The Government Fund seeks to provide liquidity, safety from credit risk and as high a level of income as is consistent with such objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. To achieve its objective, the fund currently invests primarily in "GNMA Certificates" (popularly called "GNMA's" or "Ginnie Mae's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans on real property.


     A GNMA Certificate differs from a bond in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Government Fund will purchase "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight-pass through" Certificates for which such guarantee is not available. The Government Fund may also purchase "variable rate" GNMA Certificates or any other type which may be issued with GNMA's guarantee. The balance of the Government Fund's assets is invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, notes, and bonds.

     Securities of the type to be included in the Government Fund have historically involved little risk of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Government Fund.

     GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as mortgage bankers, commercial banks and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagees or by result of foreclosure, such principal payments are passed through to the GNMA Certificate holders (such as the Government Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single-family dwelling mortgages have an average life of approximately 12 years.

     Generally, GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA-Veterans Administration mortgage rates for the underlying pool of mortgages, less GNMA and issuer's fees. Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

     The portion of the payments received by the Government Fund as a holder of the GNMA Certificates which constitutes a return of principal is added to the Government Fund's cash available for investment in additional GNMA Certificates or other U.S. Government guaranteed securities. The interest portion received by the Government Fund is distributed as net investment income to the Fund's shareholders.


Prepayment risk is the risk that principal of a GNMA will be unexpectedly returned to the Fund. Under certain market conditions mortgages are more likely to be pre-paid by the borrowers. This is most likely during periods where interest rates are declining below recent market levels. By refinancing a mortgage, a borrower pays off their existing balance and the payment is passed through to the holder of the GNMA. Because of market circumstances, the Fund may be forced to reinvest the returned principal in securities with lower yields. This would ultimately reduce the income available to shareholders and could potentially result in realized capital gains.


     The Manager continually monitors the Government Fund's investments, and changes are made as market conditions warrant.

     The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing exclusively in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust's net assets will at the time of investment have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund's portfolio will generally be 90 days or less and the manager will attempt to maintain the net asset value at $1.00 per share.


INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

     As stated in the Prospectus, the investment objective of the 500 Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 77% of the market value of all common stocks publicly traded in the United States. As of December 1999, companies included in the Index range from $387 million to $559 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $7.8 billion.

     The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index (the "MidCap Index"). As of December 15, 1999, the MidCap Index represented approximately 6% of the market value of all common stocks publicly traded in the United States, is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between $173 million and $18 billion. The median market capitalization of the stocks in the MidCap Index is approximately $1.5 billion.

     The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").* As of December 15, 1999, the SmallCap Index represented about 3% of the market value of all common stocks publicly traded in the United States, was composed of 600 selected domestic companies with market capitalizations between $24 million and $3.5 billion. The median market capitalization of the stocks in the SmallCap Index was $438 million.

     The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

     The Manager will attempt to manage the Equity Income Fund so that the average income yield of the common stocks held by the Equity Income Fund will be at least 50% greater that the yield of the S&P 500 Index. Because of these strategies, the Manager expects that the Fund will have less price volatility that the S&P 500 Index.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Municipal Securities

     Discussed below are the major attributes of the various municipal and other securities in which each of the Tax-Free Funds may invest and of the portfolio techniques the Income Fund or the Money Fund may utilize.

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the issuer's taxing power for the payment of principal and interest.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the Federal National Mortgage Association or the Government National Mortgage Association.

     Project Notes are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. Government, and generally are for periods of one year or less.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (397 days or less) promissory notes issued by municipalities to supplement their cash flow.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: general obligation bonds and revenue bonds.

     1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


     General Obligation bonds are generally paid from a municipality's general fund, so that the credit of the security is determined by the overall credit of the issuer. Economic and political events that negatively impact the
municipality   could  also  affect  the  value  of  the  bonds   issued  by  the
municipality.


     2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.


     Revenue bonds are generally paid from revenues generated from facilities or projects financed by the bond. Economic and political events which affect the ability to generate revenue could potentially impact the value of a revenue bond.


     Industrial Development Bonds which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.


     The quality of an Industrial Development Bonds is in part based on the corporation's ability to make payments of principal and interest. Unfavorable developments that affect the ability or willingness for the corporation to make the payments could have an impact on the value of the bond.

     There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Tax-Free Funds may invest.

     Variable Rate Demand Notes ("VRDN's") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180, or 365 day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The Tax-Free Funds may also invest in VRDN's in the form of participation interests ("Participating VRDN's") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDN's provide the Tax-Free Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDN's from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Tax-Free Funds have an undivided interest in the underlying obligation and thus participate on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     VRDN's may be unrated or rated and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, a Tax-Free Fund may invest in such VRDN's the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of each Tax-Free Fund. The Manager will continuously monitor the creditworthiness of the issuer of such securities and the underlying institution.

     Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have caused wide fluctuations in interest rates. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should tend to reduce changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Tax-Free Funds may invest in VRDN's on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDN's may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDN's is made in relation to movements of various interest rate adjustment indices, the VRDN's are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     For purposes of determining whether a VRDN held by a Tax-Free Fund matures within one year from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the demand period required before the Tax-Free Fund is entitled to receive payment of the principal amount of the instrument, or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a VRDN will be determined in the same manner for purposes of computing a Tax-Free Fund's dollar-weighted average portfolio maturity.

     Obligations with Puts Attached. Each Tax-Free Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment." The Tax-Free Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that stand-by commitments will be available to the Tax-Free Funds nor have the Tax-Free Funds assumed that such commitments would continue to be available under all market conditions.

     U.S. Government Obligations, Other Securities and Portfolio Techniques

     U.S. Government Obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include U.S. Treasury bills (maturing within one year of the date they are issued), certificates of indebtedness, notes and bonds (issued with maturities longer than one year). Such obligations are backed by the full faith and credit pledge of the U.S. Government. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the
Farmer's Home Administration, Federal Home Loan Banks, the FHA, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations are issued by such agencies or instrumentalities in a range of maturities and may be either (1) backed by the full faith and credit pledge of the U.S. Government, or (2) backed only by the rights of the issuer to borrow from the U.S. Treasury. The Funds may only invest in obligations backed by the U.S. Government's full faith and credit.

     Repurchase Transactions. The Tax-Free Funds, the Government Fund and the Stock Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Such a transaction is an agreement in which the seller of U.S. Government securities agrees to repurchase the securities sold to the Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by the fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and in particular, at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The U.S. Government securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always receives as collateral U.S. Government securities whose market value, including accrued interest, is at least equal to 100% of the dollar amount invested by the fund in each agreement, and such fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, the fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the fund's total assets would be invested in such repurchase agreements. With respect to the Tax-Free Funds and the Government Fund, the Manager on an ongoing basis will review and monitor the creditworthiness of institutions with which it has entered into repurchase agreements. The current policy of the Stock Funds is to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     When-Issued Purchases and Forward Commitments. New issues of Government securities and municipal securities may be offered on a when-issued basis. Accordingly, the Tax-Free Funds and the Government Fund may purchase securities on a when-issued or forward commitment basis. When-issued purchases and forward commitments involve a commitment by the funds to purchase securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Thus, the Fund bears the market risk of the security immediately following its commitment to buy the security.

     The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a fund's net asset value starting on the day the fund agrees to purchase the securities. Therefore, if a fund remains substantially fully invested at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, its net asset value per share may be subject to greater price fluctuation. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlement of when-issued purchases and forward commitments generally takes place within two months of the date of the transaction, but delayed settlements beyond two months may be negotiated.

     The funds make commitments to purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, each fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases a fund may realize a capital gain or loss.

     When a fund enters into a when-issued purchase or a forward commitment to purchase securities, the Funds' Custodian, Firstar Trust Company (the "Custodian") will establish, and maintain on a daily basis, a separate account of the fund consisting of cash or portfolio securities having a value at least equal to the amount of the Fund's purchase commitments. These procedures are designed to insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

     Lending Portfolio Securities. Each of the Tax-Free Funds and the Government Fund may lend up to 100% of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to 100% of the market value of the securities loaned is deposited by the borrower with the lending fund and is maintained each business day. Although the Stock Funds have no current intention to do so, each Stock Fund may lend up to 10% of its portfolio securities to non-affiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal to 100% of the market value of the securities loaned is deposited by the borrower with the lending fund and is maintained each business day. While such securities are on loan, the borrower will pay such fund any income accruing thereon, and the fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by the fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending fund and its shareholders. A fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Manager will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     Special Considerations Affecting Investment in California Municipal Obligations. The Money Fund invests a high proportion of its assets in California municipal securities. The Income Fund and the Insured Fund also invest primarily in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer's ability to raise revenues to meet its financial obligations. The following is not an exhaustive list, constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Tax-Free Funds and were available before the date of this Statement of Additional Information. The Tax-Free Funds have not independently verified such information.

     As used below, "California Tax-Exempt Securities" include issues secured by a direct payment obligation of the State of California and obligations of other issuers that rely in whole or in part on

California revenues to pay their obligations, the interest on which is, in the opinion on bond counsel, exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

State Budgetary Considerations


     Overview. After suffering through a severe state-wide recession, California's economy has been on a steady recovery since the beginning of 1994. Employment has grown by over 500,000 in 1994 and 1995, and the pre-recession employment level is expected to be matched in 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment, and tourism, which has offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance. This state recession negatively affected State tax revenues (which are correlated with state economic conditions) and resulted in increased expenditures for health and welfare programs. As a result, from the late 1980's until 1992-93, the State experienced recurring budget deficits. A further consequence of the largest budget imbalance was to significantly reduce the State's available cash resources and require it to use a series of external borrowings to meet its cash needs.


     The State's accumulated budget deficit approached $2.8 billion at its peak on June 30, 1993. Because of the deterioration in the State's financial condition, the State's credit ratings had been reduced. Since October 1992, three major nationally recognized statistical rating organizations had lowered the State's general obligation bond rating from the highest rating of "AAA" to "A+" by S&P, "A1" by Moody's, and "A+" by Fitch.


     The State's financial condition improved markedly during the fiscal years 1995-99. This was a result of a combination of factors, most notably: better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. This economic improvement caused two of the three nationally recognized statistical rating organizations to raise the State's general obligation bond rating. Moody's raise its rating from "A1" to "Aa3"and Fitch went from "A+" to "AA-", while S&P remained at an "A+".


     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (approximately $2.2 billion in 1995-96. $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 Million as of June 30, 1997 and $1.782 billion at June 30, 1998.

     State Appropriations Limit. Subject to certain exceptions, California is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes". Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

Issues Affecting Local Governments and Special Districts

     Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which amended the State Constitution to limit ad valorem real property taxes and restrict the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

     The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has, however, ended.

     Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Several recent decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. Recently, however, the California Supreme Court upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

     Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

     Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase general taxes and impose special assessments. Taxes, assessments and fees have a grace period of up to two years from November 1996 to receive voter approval.

     Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

     Conclusion. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). The Tax-Free Funds' concentration in California tax-exempt securities provides a greater level of risk than a fund that is diversified across numerous state and municipal entities.

Additional Issues

     Mortgages and Deeds of Trust. The Tax-Free Funds may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

     Lease Financing. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financing are debt that requires voter approval.

     Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

     Stock Index Futures Contracts. The Stock Funds may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stocks, such as the S&P 500 and the MidCap Index, both registered trademarks of Standard & Poor's Corporation. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index and Standard & Poor's 100 Stock Index.


     The Manager expects that futures transactions for the 500 Fund, the MidCap Fund, the SmallCap Fund and the Equity income Fund will typically involve the S&P 500 Index, the MidCap Index, the Russell 2000 and the S&P 500 Index, respectively. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. Each Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while a fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of a Fund's index futures positions will not match the price changes of the fund's other investments. Other factors that could affect the correlation of a fund's index futures positions with its other investments are discussed below.

     Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a fund, the fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Manager will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Stock Funds do business.


     Limitations on Stock Index Futures Transactions. Each Stock Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the fund has entered.

     The Manager also intends to follow certain other limitations on each of the Stock Fund's futures activities. Under normal conditions, a fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and
(ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of such fund's total assets (35% if total assets are below $25 million). In addition, each fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.


     The above limitations on the Stock Funds' investments in futures contracts, and these funds' policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.


     Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

     Each Stock Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if a fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Each Stock Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies a fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although a fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

     When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Manager anticipated a decline in common stock prices at a time when a Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

     Asset Coverage for Futures Positions. Each Stock Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. Equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or such fund's ability to meet redemption requests or other current obligations.

     Correlation of Price Changes. As noted above, price changes of a Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a fund sold a broad-based index futures contract to hedge against a stock market decline while the fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such fund in the achievement of its objective.

     Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.


     Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a fund to continue to hold a futures position until the delivery date regardless of potential consequences. If a fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

INVESTMENT RESTRICTIONS

     Except as noted with respect to any fund, each trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that fund. Under the Investment Company Act of 1940, as amended, ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the trust or of such fund, or (2) 67% or more of the shares of the trust or of such fund present at a meeting of shareholders if more than 50% of the outstanding shares of the trust or of such fund are represented at the meeting in person or by proxy. A fund may not:

     1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Stock Funds) of the fund's total asset value. However, a fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)

     2. Except as required in connection with permissible futures contracts (Stock Funds only), buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


     3. Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors,
(b) to the extent the entry into a repurchase agreement may be deemed a loan, or
(c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.


     4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.


     5. With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.


     6. Purchase securities from or sell to the Trust's officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Stock Funds).

     7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

     8. (a) Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information (Stock Funds only).

          (b) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Government Fund may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies (all Funds except the Stock Funds).

     9. Invest in companies for the purpose of exercising control or management.

     10. (a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization (the Stock Funds only).

          (b) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization (all funds except the Stock Funds).

     11. Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

     12. Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.


     13. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.


     In addition, each Stock Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. Each Stock Fund may not:

     1. Engage in short sales of securities.

     2. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired by a fund in units or attached to securities may be deemed to be without value.

     3. Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     4. Invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

     5. Invest in puts, calls, straddles or spread options, or any combination thereof.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TRUSTEES AND OFFICERS

     The Trustees of each Trust have the responsibility for the overall management of the respective Trust, including general supervision and review of the Funds' investment activities. The Trustees elect the officers of each Trust who are responsible for administering the day-to-day operations of such Trust and its funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below. The Trustees and officers of each Trust are identical. Trustees who are deemed to be an "interested person" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).


                                     Position and Offices   Principal Occupation
Name and Address             Age     with the Trusts        within the Past 5 years
-----------------------------------------------------------------------------------------------------
*Stephen C. Rogers           33      President & Trustee    Chief Executive Officer, CCM Partners
44 Montgomery Street                                        1999 to present; Chief Operating Officer,
Suite 2100                                                  CCM Partners 1997 to 1999;
San Francisco, CA  94104                                    Administrative Officer, CCM Partners
                                                            1993-1997; Marketing epresentative,
                                                            CCM Partners, 1992 to 1993.

*Phillip W. McClanahan       63      Vice President,        Director of Investments, CCM Partners:
44 Montgomery Street                 Treasurer and          1985-present 1984-1985: Vice President
Suite 2100                           Trustee                and Portfolio Manager, Transamerica
San Francisco, CA 94104                                     Investment Services: 1966-1984: Vice
                                                            President and Portfolio Manager,
                                                            Fireman's Fund Insurance Company and
                                                            Amfire, Inc.

Harry Holmes                 74      Trustee                Principal, Harry Holmes & Associates
Del Ciervo at Midwood                                       (consulting); 1982-1984: President and
Pebble Beach, CA  93953                                     Chief Executive Officer, Aspen Skiing
                                                            Company; 1973-1984: President and
                                                            Chief Executive Officer, Pebble Beach
                                                            Company (property management).

John B. Sias                 73      Trustee                President and CEO,
C/O Chronicle Publishing                                    Chronicle Publishing Company, 1993 to
901 Mission Street                                          Present; Company formerly, Director
                                                            and San Francisco, CA 94105
                                                            Executive Vice
                                                            President, Capital Cities/ABC Inc.
                                                            and President, ABC Network T.V. Group.

Guy Rounsaville, Jr.         56      Trustee                Partner, Allen, Matkins, Leck, Gamble &
333 Bush Street, #1700                                      Mallory LLP: General Counsel, Wells Fargo
San Francisco, CA 94104                                     Bank; 1977-1999: Corporate Secretary,
                                                            Wells Fargo & Company; 1978-1999.

     As shown on the following table the funds pay the fees of the Trustees who are not affiliated with the Manager, which are currently $2,500 per quarter and $500 for each meeting attended. The table provides information regarding all series of the California Investment Trust as of October 28, 1999. As of October 28, 1999 Trustees and Officers as a group owned less than 1% of the outstanding shares of the Money Fund, the Treasury Trust, the Insured Fund, the Government Fund, and the 500 Fund. As of October 28, 1999 the Trustees and Officers of the Trust as a group owned approximately 1.1% of the Income Fund, 2.0% of the MidCap Fund, 2.7% of the SmallCap Fund and 1.25% of the Equity Income Fund.

                                          Pension or Estimated                     Total compensation
                          Aggregate       retirement benefits   annual             respecting registrant
                          Fund group      accrued as Fund       benefits upon      and Fund complex
Name/Position             compensation    Expenses              retirement         paid to Trustees
--------------------------------------------------------------------------------------------------------
Stephen C. Rogers           None             None                 None                 None
CEO, Trustee

Phillip W. McClanahan       None             None                 None                 None
Treasurer, Trustee

Harry Holmes                $12,000          None                 None                 $12,000
Trustee

John B. Sias                $12,000          None                 None                 $12,000
Trustee

Guy Rounsaville, Jr.        $12,000          None                 None                 $12,000
Trustee

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services


     CCM Partners, a California Limited Partnership (the "Manager"), is the Manager of the funds under Investment Management Agreements dated December 27, 1985, October 15, 1992, December 31, 1985 and April 13, 1992. (Such Investment Management Agreements are collectively referred to as the "Agreements.") CCM Partners is indirectly controlled by a privately held corporation, RFS, Inc., which in turn is controlled by a family partnership of which Mr. Stephen C. Rogers is a co-trustee. Pursuant to the Agreements, the manager supplies investment research and portfolio management, including the selection of securities for the funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each fund are executed. The Manager's activities are subject to review and supervision by the Trustees to whom the Manager renders periodic reports of the funds' investment activities. The Manager, at its own expense, also furnishes the Trusts with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each fund.


     Each Fund pays for its own operating expenses and for its share of its respective Trust's expenses not assumed by the Manager, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Manager, and its pro -rata portion of premiums on the fidelity bond covering the Fund.

     For the Manager's services, each Fund (except the Stock Funds) pays a monthly fee computed at the annual rate of 1/2 of 1% (0.50%) of the value of the average daily net assets of each Fund up to and including assets of $100 million; plus 45/100 of 1% (0.45%) per annum of average net assets over $100 million up to and including $500 million; and 4/10 of 1% (0.40%) per annum of average net assets over $500 million. For the Manager's services, the Manager is entitled to a monthly fee from the MidCap Fund computed at the annual rate of 4/10 of 1% (0.40%) of the value of its average daily net assets. The Manager is entitled to a monthly fee from the 500 Fund computed at the annual rate of 25/100 of 1% (0.25%) of the value of its average daily net assets. For the SmallCap Fund and the Equity Income Fund, the Manager is compensated at a rate of 1/2 of 1% (0.50%) per annum of the value of average daily net assets of these Funds up to and including $500 million; plus 45/100 of 1% (.45%) per annum of the value of assets up to and including $1 billion, and 40/100 of 1% (0.40%) per annum of average net assets above 1 billion.

     The Agreements provide that the Manager is obligated to reimburse each of the other Funds monthly (through a reduction of its management fees and otherwise) for all expenses (except for extraordinary expenses such as litigation) in excess of 1.00% of each Fund's average daily net assets. The Manager may also, and has to date, reduced its fees in excess of its obligations under the Agreements.

The following fees were paid to the manager:


For the fiscal year ended August 31, 1997:
Fund                  Fee               Reimbursement         Net to Manager
--------------------------------------------------------------------------------
Money Fund            $479,264          $200,511              $278,753
Income Fund           $961,291          n/a                   $961,291
Government Fund       $150,067          $13,522               $136,545
Treasury Trust        $210,368          $100,556              $109,812
Insured Fund          $126,291          $38,590               $87,701
S&P 500               $143,433          $151,316              ($7,883)
S&P MidCap            $155,818          $83,969               $71,849
S&P SmallCap          $15,081           $50,827               ($35,746)
Equity Income         $22,205           $35,391               ($13,186)

For the fiscal year ended August 31, 1998:
Fund                  Fee               Reimbursement         Net to Manager
--------------------------------------------------------------------------------
Money Fund            $505,199          $213,549              $291,650
Income Fund           $1,032,319        n/a                   $1,032,319
Government Fund       $168,159          $10,318               $157,841
Treasury Trust        $238,447          $116,733              $121,714
Insured Fund          $116,198          $34,788               $81,410
S&P 500               $217,634          $173,969              $43,665
S&P MidCap            $203,446          $80,984               $122,462
S&P SmallCap          $48,850           $43,596               $5,254
Equity Income         $57,707           $15,526               $42,181

For the fiscal year ended August 31, 1999:
Fund                  Fee               Reimbursement         Net to Manager
--------------------------------------------------------------------------------
Money Fund            $558,691          $233,014              $325,677
Income Fund           $1,043,156        n/a                   $1,043,156
Government Fund       $174,183          $3,320                $170,863
Treasury Trust        $253,658          $109,740              $143,918
Insured Fund          $123,678          $27,698               $95,982
S&P 500               $313,194          $218,960              $94,234
S&P MidCap            $212,287          $89,438               $122,849
S&P SmallCap          $47,058           $38,043               $9,015
Equity Income         $67,107           $8,051                $59,056


     The Agreements with respect to the Funds are currently in effect until January 31, 2000. Each Agreement will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trusts or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of such Trustees who are not parties to said Agreement nor an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

     Management Agreements may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the relevant Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares); or by the Manager on 60-days' written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Principal Underwriter

     RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Funds' Manager. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by Richard F. Shelton Trust. Mr. McClanahan is a limited partner of RFS Partners. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, the Manager may, out of its own monies, make cash contributions to tax-exempt charitable organizations which invest in the Government Fund or the Treasury Trust.

Other Services


     Firstar Mutual Fund Services, LLC is the shareholder servicing agent for the Trusts and acts as the Trusts' transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

     Firstar Bank Milwaukee (the "Custodian") acts as custodian of the securities and other assets of the Trusts. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund's securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund's operations.

     Tait, Weller & Baker (the "Auditors"), Eight Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103, are the independent auditors for the Trusts. The Auditors provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditors also audit the books of each Fund at least once each year.


     The validity of shares of beneficial interest offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104.

THE TRUSTS' POLICIES REGARDING BROKER-DEALERS
USED FOR PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) available. Since it is anticipated that most purchases made by the funds (other than the Stock Funds) will be principal transactions at net prices, the Funds will incur few or no brokerage costs. The funds will deal directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker-dealer on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker-dealer. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

     When a broker-dealer is used for portfolio transactions, the Manager will seek to determine that the amount of commissions paid is reasonable in relation to the value of the brokerage and research services and information provided, viewed in terms of either that particular transaction or its overall responsibilities with respect to the funds for which it exercises investment discretion. In selecting broker-dealers and in negotiating commissions, the Manager considers the broker-dealer's reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreements, to be useful in varying degrees, but of indeterminable value.


     The funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31, 1997, the 500 Fund paid $842 in brokerage commissions, the MidCap Fund paid $9,878 in brokerage commissions, the Equity Income Fund paid $550 in brokerage commissions and the SmallCap Fund paid $44,210 in brokerage commissions. For the fiscal year ended August 31, 1998, the 500 Fund paid $728 in brokerage commissions, the MidCap Fund paid $6,229 in brokerage commissions, the Equity Income Fund paid $327 in brokerage commissions and the SmallCap Fund paid $5,309 in brokerage commissions. For the fiscal year ended August 31, 1999, the 500 Fund paid $2,512 in brokerage commissions, the MidCap Fund paid $10,102 in brokerage commissions, the Equity Income Fund paid $3,255 in brokerage commissions and the SmallCap Fund paid $3,033 in brokerage commissions. In some cases, a broker may provide research services to the Manager. Such research is paid for by the broker using soft dollars. Any research received by the Manager is used for the exclusive benefit of the funds and their shareholders.


     Provided that the best execution is obtained, the sale of shares of any of the funds may also be considered as a factor in the selection of broker-dealers to execute the funds' portfolio transactions. No affiliates of the Funds or of the Manager will receive commissions for business arising directly or indirectly out of portfolio transactions of the funds.

     If purchases or sales of securities of the funds are considered at or about the same time, transactions in such securities will be allocated among the several funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a fund.

ADDITIONAL INFORMATION REGARDING PURCHASES
AND REDEMPTIONS OF FUND SHARES

Purchase Orders


     The purchase price for shares of the funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds' Custodian, Firstar Bank Milwaukee. Once shares of a fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

     Payments transmitted by wire and received by the Custodian prior to the close of the Funds, normally at 4:00 p.m. Eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Custodian after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.


Shareholder Accounting

     All purchases of fund shares will be credited to the shareholder in full and fractional shares of the relevant fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trusts' transfer agent. Share certificates will not be issued for any fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

     Each Trust reserves the right to reject any order for the purchase of shares of any fund, in whole or in part. In addition, the offering of shares of any fund may be suspended by the relevant Trust at any time and resumed at any time thereafter.

Shareholder Redemptions


     All requests for redemption and all share assignments should be sent to the applicable fund, 44 Montgomery Street, Suite 2100, San Francisco, California 94104, or, for telephone redemptions, by calling the Fund at (800) 225-8778, For on-line redemptions, visit the Fund's web-site at www.caltrust.com.


     Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.


     The Trusts will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, each Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trusts usually utilize is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, each Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.


     As of the date of this Statement of Additional Information, the Trusts understand that the New York Stock Exchange is closed for the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Trusts have been advised that the Custodian is also closed on Martin Luther King's Birthday. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

     Due to the relatively high cost of handling small investments, each Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $5,000 ($1,000 in the case of the Stock Funds), but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before a Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $5,000 before the redemption is processed ($1,000 in the case of the Stock Funds).

     Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a fund's shareholders should, within a short period, elect to redeem their shares of that fund pursuant to the Exchange Privilege, the fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-day's prior notice to shareholders.

Redemptions in Kind

     Each Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such fund's net asset value. Should a fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share ("NAV")

     The valuation of the portfolio securities of the Money Fund and the Treasury Trust (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund and the Treasury Trust computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices. Thus, if the use of amortized cost by such funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in such fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in such fund would receive less investment income. The converse would apply in a period of rising interest rates.


     The use of amortized cost by the Money Fund and the Treasury Trust, and the maintenance of each Fund's per share net asset value at $1.00 is permitted by Rule 2a-7 under the 1940 Act, pursuant to which each fund must adhere to certain conditions. There are policies that the Funds' Manager follows to regarding 2a-7. Under the amortized cost method, securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values.


     The Money Fund and the Treasury Trust each maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and only invest in securities determined by the Trustees to be of high quality with minimal credit risks. The

Trustees have also established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, adjusting or withholding of dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

     The portfolio securities of the Stock Funds are generally valued at the last reported sale price. Securities held by the Stock Funds that have no reported last sale for any day that a fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Portfolio securities held by the Income Fund, the Insured Fund and the Government Fund for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trusts may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

     Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of Municipal Obligations, each Tax-Free Fund may designate and pay exempt-interest dividends from interest earned on such obligations. Such exempt-interest dividends may be excluded by shareholders of the Tax-Free Funds from their gross income for federal income tax purposes. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax. Each Tax-Free Fund might purchase municipal obligations at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in the Tax-Free Funds' ordinary income and will be taxable to shareholders as such when it is distributed. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of obligations that produce interest that is exempt from California personal income tax if received by an individual, and if each maintains its qualification as a regulated investment company, then such Tax-Free Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent they are attributable to interest received by such Tax-Free Fund on such obligations, are exempt from California personal income tax. The total amount of exempt-interest dividends paid by a Tax-Free Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest.

     Provided the Treasury Trust qualifies as a regulated investment company and meets certain requirements of California tax law, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets is invested in direct obligations of the United States (or other U.S. and California tax-exempt obligations), then the Treasury Trust will be qualified to pay dividends to its shareholders that, to the extent they are attributable to interest received by the Treasury Trust on such U.S. Government obligations, will be exempt from California personal income tax. Because the GNMA certificates in which the Government Fund primarily invests are not considered direct obligations of the United States for this purpose, the Government Fund does not expect to meet the 50% requirement; as a result, dividends paid by the Government Fund will be subject to California personal income tax.

     Exempt-interest dividends paid to Tax-Free Fund shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders. Moreover, no dividend paid by the Tax-Free Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Free Fund is not deductible for federal income tax purposes. Under regulations used by the Internal Revenue Service (the "IRS") for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of a Fund. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law (which is described in the Prospectus). Further, a Tax-Free Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" of such users. Such persons should consult their tax advisers before investing in one of the Tax-Free Funds.

     Up to 85% of Social Security or railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Tax-Free Funds) plus 50% of their benefits exceeds certain base amounts. Income from the Tax-Free Funds, and others like them, is included in the calculation of whether a recipient's income exceeds certain established amounts but is not taxable directly. California does not impose personal income tax on Social Security or railroad retirement benefits.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of the Tax-Free Funds' distributions. If such proposals were enacted, the availability of Municipal Obligations for investment by the Tax-Free Funds and the value of the Tax-Free Funds' portfolios would be affected. In such event, the Tax-Free Funds would reevaluate their investment objectives and policies.

General

     Each Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate "regulated investment company" under the Code. Each of these Funds has elected such treatment and has so qualified during its last fiscal period ended August 31, 1999. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, a fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided a fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts or California income or excise taxation. Each fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

     Each Stock Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless a Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of a Stock Fund's transactions in futures contracts. Under Section 1092, a fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in futures.

     Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 39.6%. The current maximum federal individual tax rate applicable to net long-term capital gains is 20% for investments held longer than 12 months. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

     A portion of each Stock Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code
Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because a fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a fund that qualifies for the deduction generally will be less than 100%. Each Stock Fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends received deduction.

     The use of equalization accounting by the Income Fund, the Insured Fund and the Government Fund may affect the amount, timing and character of their distributions to shareholders.

     Each Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 31% on redemptions (except redemptions of Money Fund and Treasury Trust shares) and other reportable payments made to non-exempt shareholders if they have not provided the fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Such withholding is not required with respect to the Tax-Free Funds' dividends qualifying as "exempt-interest dividends" but will apply to the proceeds of redemption or repurchase of Fund (except Money Fund and Treasury Trust) shares for which the correct taxpayer identification number has not been furnished in the manner required or if withholding is otherwise applicable. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

     The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from a Fund at rates up to 30% (subject to reduction under certain income tax treaties).

YIELD DISCLOSURE AND PERFORMANCE INFORMATION

As noted in the Prospectus, each fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the fund's past performance. Performance information published by the Funds will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Funds to compute or express performance is discussed below.

Total Return

Total return for the funds may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Income Fund, the Insured Fund and the Government Fund will be limited to or accompanied by standardized information on the fund's average annual compounded rate of return over the most recent four calendar quarters and over the life of the fund (i.e., the period from the fund's inception of operations through the end of the most recent calendar quarter).

The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

                                        n
                                  P(1+T)  = ERV

where:

P = a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
T = average annual total return n = number of years
ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

The average annual compounded rates of return, or total return, for the Income Fund, the Government Fund, the Insured Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund and the Equity Income Fund for the following periods were:

                         One Year       Five Years          Ten Years      Period From
                          Ended           Ended              Ended          Inception*
                        August 31,      August 31,          August 31,   through August 31,
Fund                       1999            1999               1999             1999
----                     ------------------------------------------------------------------
Income Fund               -1.05%           6.14%              7.11%            8.21%
Government Fund           -2.39%           7.03%              8.29%            8.15%
Insured Fund               1.54%           5.32%               N/A             5.38%
500 Fund                  39.76%          24.92%               N/A            19.53%
MidCap Fund               41.13%          18.62%               N/A            16.41%
SmallCap Fund             22.90%            N/A                N/A            18.13%
Equity Income Fund        23.53%            N/A                N/A             7.77%


* December 4, 1985 for the Income Fund and the Government Fund; October 20, 1992 for the Insured Fund; April 20, 1992 for the 500 Fund and the MidCap Fund; September 4, 1996 for the Equity Income Fund; October 2, 1996 for the SmallCap Fund.


Yield

     As stated in the Prospectus, a fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

     The current yield for the Income Fund, Insured Fund, Government Fund and the Equity Income Fund is determined by dividing the net investment income per share earned during a specified 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, according to the following formula:

     Yield = 2[(((a-b)/cd)+1)6 - 1)]

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares  outstanding  during the period that were entitled to receive  dividends;
d = the maximum offering price per share on the last day of the period.

     The current yield for the Income Fund, the Government Fund and the Insured Fund for the 30-day period ended August 31, 1999, was 4.41%, 5.627% and 4.03%, respectively.



     The current yield for the Money Fund and the Treasury Trust is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a specified 7-day period, subtracting a hypothetical charge reflecting deductions of expenses, and dividing the net change or difference by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account does not include realized gains and losses or unrealized appreciation and depreciation.

     The Money Fund and the Treasury Trust may also quote an effective yield. Effective yield is calculated by compounding the base period return (calculated as described above) by adding 1, raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1.

------------------

     The current yield and effective yield for the 7-day period ended August 31, 1999 was 2.41% and 2.54%, respectively, for the Money Fund, and 4.27% and 4.28%, respectively, for the Treasury Trust.


     A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. The tax equivalent yields for the Treasury Trust and the Tax-Free Funds are computed by dividing that portion of the current yield (or effective yield) of each fund (computed for each fund as discussed for the current yield indicated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion (if any) of the yield of the fund that is not tax-exempt. In calculating tax equivalent yields, the Tax-Free Funds assume an effective tax rate beginning in 1999 (combining federal and California rates) of 45.2%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits. The tax equivalent yield for the Income Fund for the 30-day period ended August 31, 1999, was 7.81%. The tax equivalent yield for the Money Fund for the 7-day period ended August 31, 1999 was 4.60%. The tax equivalent yield for the Treasury Trust (using an effective California tax rate of 9.3%) for the 7-day period ended August 31, 1999 was 4.74%. The tax equivalent yield for the Insured Fund for the 30-day period ended August 31, 1999 was 6.91%.


Distribution Rate

     Each fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a fund's yield because it may include capital gains and other items of income not reflected in the fund's yield, as well as interest income received by the fund and distributed to shareholders which is reflected in the fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

     From time to time, advertisements and investor communications may compare a fund's performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular fund might satisfy his investment objectives. The funds may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The Lipper performance analysis includes the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. In addition to Lipper, the funds may publish an indication of past performance as measured by other independent sources such as **NoLOAD FUND*XR, a mutual fund monitoring system, the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue's Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.


     The Government Fund may also quote (among others) the following indices of bond prices prepared by Salomon Brothers, Inc. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Salomon Brothers, Inc.


     The  Mortgage   Pass-Through   Index  is  an  index  of  approximately  200
mortgage-related securities, including GNMAs, FNMAs, Freddie Macs, conventional pass-through securities, and FHA project pools.

     The Long-Term Corporate Index is an index of all outstanding corporate bonds with more than twelve years remaining until maturity which currently includes approximately thirty securities.

     The High-Grade Corporate Index is an index of approximately 800 triple-a or double-a rated corporate bonds with more than twelve years remaining until maturity.

     The MidCap Fund, 500 Fund and SmallCap Fund each may compare its performance to the performance of the MidCap Index, S&P 500, SmallCap Index, respectively. Each such fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

     The performance of a fund may also be compared to compounded rates of return regarding a hypothetical investment of $2,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

     In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to a fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the fund to calculate its total return or yield. In addition, there can be no assurance that a fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

     Shareholders of funds other than the Stock Funds who so request may have their dividends paid out monthly in cash. Shareholders of the Stock Funds who so request may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his Money Fund or Treasury Trust account at any time during the month, all daily dividends accrued with respect to his account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the relevant Trust. Each
Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the relevant Trust. Each Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the fund(s) of which a shareholder holds shares. Each Declaration of Trust further provides that each Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trusts as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

     As of November 30, 1999, the following shareholders, to the Trusts' knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted:


MONEY FUND:
Donald Fisher & Doris Fisher (9.27%)
One Maritime Plaza #1400
San Francisco, CA 94111-3503

Robert J. Fisher  (5.17%)
One Maritime Plaza #1400
San Francisco, CA 94111-3503

John J. Fisher (5.15%)
One Maritime Plaza #1400
San Francisco, CA 94111-3503

INSURED FUND:
Northern Trust Co. (10.20%)                                 Deborah Murray (7.07%)
P.O. Box 92956                                              27 Makin Grade
Chicago, IL  60675                                          Ross, CA  94957

John Larson (7.47%)                                         The Harold Messmer Family Trust (5.48%)
1 Market Plaza                                              2884 Sand Hill Rd., Suite 200
San Francisco, CA  94105                                    Menlo Park, CA  94025

GOVERNMENT FUND:
Blush & Co. (8.50%)                                         Firstar Trust Company CUST (6.68%)
P.O. Box 976                                                David Vernon Thomas IRA
New York, NY  10268                                         1393 Oak Avenue
                                                            Los Altos Hills, CA  94024-5768
TREASURY TRUST:
William Edwards (23.35%)                                    Edwin Callan (6.92%)
3000 Sand Hill Rd.                                          71 Stevenson Street, #1300
Menlo Park, CA  94025                                       San Francisco, CA  94105

D & DF  Foundation  (5.00%)
1 Maritime Plaza, Suite 1300
San Francisco, CA 94111-3503

S&P 500 FUND:                                               Charles Schwab & Co. (7.13%)
State Street CA Inc., Custodian (14.52%)                    101 Montgomery Street
FBO Cal/STRS                                                San Francisco, CA  94104
1001 Marina Village PKWY FL 3
Alameda, CA  94501

MIDCAP FUND:
Donald Fisher & Doris Fisher, Trustees (12.22%)             Charles Schwab & Co. (11.53%)
Donald G. Fisher 1991                                       101 Montgomery Street
Charitable Remainder Trust 1                                San Francisco, CA  94104

                                       30

EQUITY INCOME FUND:
Timothy Abel (12.01%)                                       Susan Ballinger (10.05%)
1331 B St., #B                                              50 Makin Grade
Hayward, CA  94541                                          Kentfield, CA  94904

Richard F. Shelton Trust (6.25%)
1 Market
San Francisco, CA  94105

SMALLCAP FUND:
Alexander D. Calhoun & (6.60%)                              FBO Spieker 1991 Trust (5.26%)
Charles S. Lafollette Trust                                 Michael McAuliffe Trust
Thomas B. Calhoun 1992 Trust                                1 Market Plaza, Suite 2100
1 Maritime Plaza, Suite 300                                 San Francisco, CA  94105
San Francisco, CA  94111

Richard F. Shelton Trust                                    Charles Schwab & Co. Inc. (9.94%)
Richard F. Shelton Trustee (6.12%)                          Reinvest Account
1 Market                                                    101 Montgomery Street
San Francisco, CA  94105                                    San Francisco, CA  94104

     Although each fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a fund might become liable for any mis-statements in this Statement of Additional Information or in the Prospectus about one of the other funds. The Board of Trustees of each Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.


FINANCIAL STATEMENTS


     The audited financial statements for the fiscal year ended August 31, 1999 for the Income Fund, the Money Fund, the Government Fund, the Treasury Trust, the Insured Fund, the 500 Fund, the MidCap Fund, SmallCap Fund and the Equity Income Fund as contained in their combined Report to Shareholders for the fiscal year ended August 31, 1999 (the "Report"), are incorporated herein by reference to the Report which has been filed with the Securities and Exchange Commission. Any person not receiving the Report with this Statement should call or write the funds to obtain a free copy.


APPENDIX

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

Municipal Bonds

Moody's Investors Service:

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation:

AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates, and hence provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Service:

AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affect by reasonably foreseeable events.

AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Municipal Notes

Moody's:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4: Notes are of adequate quality, carrying specific risk but having protection and not being distinctly or predominantly speculative.

Standard & Poor's:

Until June 29, 1984, Standard & Poor's used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Fitch:

Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

FIN-1+: Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

FIN-1: Notes assigned this rating reflect an assurance of timely payment only slightly less than the strongest issues.

FIN-2: Notes assigned this rating have a degree of assurance for timely payment but with a lesser margin of safety than the prior two categories.

FIN-3: Notes with this rating have speculative characteristics which suggest that the degree of assurance for timely payment is minimal.

Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):             Superior capacity for repayment.

P-2 (Prime-2):             Strong capacity for repayment.

P-3 (Prime-3):             Acceptable capacity for repayment.

Standard & Poor's:

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Fitch:

Fitch-1: Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch-3: Commercial paper carrying this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-4: Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is minimal and is susceptible to near term adverse change due to less favorable financial or economic conditions.

                           CALIFORNIA INVESTMENT TRUST

                                    FORM N-1A

                           ---------------------------

                                     PART C
                                OTHER INFORMATION

                           ---------------------------

Item 23.  Exhibits

          (a) Agreement and Declaration of Trust dated September 11, 1985 is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as Filed on December 22, 1999 ("Post-Effective Amendment No. 22").

          (b) By-Laws is incorporated by reference to Post-Effective Amendment No. 22.

          (c)  Instruments Defining Rights of Security Holder - Not applicable.

          (d)  Investment Advisory Contracts

               (1) Investment Management Agreement dated December 27, 1985 is incorporated by reference to Post-Effective Amendment No. 22.

               (2) Investment Management Agreement dated October 15, 1992 is incorporated by reference to Post-Effective Amendment No. 22.

          (e) Underwriting Agreement dated October 15, 1992 is incorporated by reference to Post-Effective Amendment No. 22.

          (f)  Bonus or Profit Sharing Contracts - Not applicable.

          (g) Form of Custodian Agreement is incorporated by reference to Post-Effective Amendment No. 22.

          (h)  Other Material Contracts:

               (1)  Administration Agreement dated December 27, 1990.

          (i) Opinion of Counsel as to legality of shares is incorporated by reference to Post-Effective Amendment No. 22.

          (j) Other opinions - Independent Auditors' Consent is incorporated by reference to Post-Effective Amendment No. 22.

          (k)  Omitted Financial Statements - Not applicable.

          (l)  Initial Capital Agreement - Not applicable.

          (m)  Rule 12b-1 Plan - Not Applicable.

          (n) Financial Data Schedule - Financial Data Schedule is incorporated by reference to Form NSAR-B filed on October 29, 1999.

          (o)  Rule 18f-3 - Not applicable.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 25.  Indemnification

          Please see Article VI of By-Laws (filed herewith). Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

          "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

          Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.

Item 26.  Business and Other Connections of Investment Adviser.

          CCM Partners, a California Limited Partnership, is the Registrant's investment adviser with respect to these Funds. CCM Partners has been engaged during the past two fiscal years as the investment adviser of the California Investment Trust II, a diversified, open-end management investment company, which comprises the following series: U.S. Government Securities Fund, The United States Treasury Trust, S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and Equity Income Fund. The principal business address of California Investment Trust is 44 Montgomery Street, Suite 2100, San Francisco, California 94104.

          From December, 1990 through February 27, 1993, CCM Partners also served as investment adviser of the California Tax-Free Money Trust, a registered management investment company. The principal business address of California Tax-Free Money Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

          The officers of CCM Partners are Phillip W. McClanahan and Stephen C. Rogers. Phillip W. McClanahan has served as an officer and Trustees of the Registrant and California Investment Trust II during the past two fiscal years. Stephen C. Rogers, an officer of CCM Partners, has also served as an officer of the Registrant and California Investment Trust II since October 1994. Stephen C. Rogers was elected to the Board as Secretary and Trustee on August 4, 1998. He was elected as Chairman of the Board on October 26, 1999. For additional information, please see Part A of this Registration Statement.

Item 27.  Principal Underwriters

          RFS Partners, Inc. is the principal underwriter, and in that capacity distributes the shares of the Funds. RFS Partners also serves as principal underwriter for the California Investment Trust. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

Item 28.  Locations of Accounts and Records.

          The accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by Registrant's Shareholder Servicing and Transfer Agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 29.  Management Services

          All management-related service contracts are discussed in Part A or Part B of this Form N-1A.


Item 30.  Undertakings.

          (a)  not applicable

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last Annual Report to Shareholders, upon request and without charge.

          (c)  Registrant  has  undertaken  to comply with Section  16(a) of the
               Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill vacancies in the Registrant's Board of Trustees in the event that less than a majority of the Trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of section 16(c) of the Investment Company Act of 1940, as amended.

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, the State of California, on the 29th day of December, 1999.

                                        CALIFORNIA INVESTMENT TRUST
                                        ---------------------------
                                        (Registrant)

                                        By Stephen C. Rogers*
                                           -----------------------------
                                           Stephen C. Rogers, President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Stephen C. Rogers *       Principal Executive Officer,         December 29, 1999
----------------------    Secretary and Trustee
Stephen C. Rogers

Phillip W. McClanahan*    Principal Financial and Accounting   December 29, 1999
----------------------    Officer and Trustee
Philip W. McClanahan

Harry Holmes*             Trustee                              December 29, 1999
----------------------
Harry Holmes

John B. Sias*             Trustee                              December 29, 1999
----------------------
John B. Sias

Guy Rounsaville           Trustee                              December 29, 1999
----------------------
Guy Rounsaville, Jr.

* By: /s/ Julie Allecta
      ----------------------------------------
      Julie Allecta, Attorney-in-Fact Pursuant
      to Power of Attorney filed herewith.